SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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PS BUSINESS PARKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 2, 2012

TO THE SHAREHOLDERS OF

PS BUSINESS PARKS, INC.

Dear Shareholder:

On behalf of the Board of Directors of PS Business Parks, Inc., I am pleased to invite you to attend our 2012 Annual Meeting of Shareholders to be held on Monday, April 30, 2012, at 10:00 a.m., local time, at the Hilton Glendale Hotel, 100 West Glenoaks Boulevard, Glendale, California. You may attend the meeting in person or by proxy. Only shareholders showing proof of ownership of PS Business Parks common shares will be allowed to attend the meeting in person.

Your vote is important, and we strongly urge you to cast your vote. To ensure that your vote is recorded, please vote as soon as possible, whether or not you plan to attend in person. You may vote your shares over the Internet, by telephone or, if you elected to receive paper copies by mail, you may vote by mail by following the instructions on the proxy/voting instruction card. If you attend the meeting, you may withdraw your proxy at the meeting and vote your shares in person from the floor.

We appreciate your investment in PS Business Parks and look forward to seeing you at our 2012 Annual Meeting.

Sincerely,

Joseph D. Russell, Jr.

President and Chief Executive Officer

PS BUSINESS PARKS, INC.

701 Western Avenue

Glendale, California 91201-2349

NOTICE OF THE 2012 ANNUAL MEETING OF SHAREHOLDERS

Please take notice that the 2012 Annual Meeting of Shareholders of PS Business Parks, Inc., a California corporation, will be held at the time and place and for the purposes indicated below.

Time and Date:	10:00 a.m., local time, on Monday, April 30, 2012.

Place:	The Hilton Glendale Hotel, 100 West Glenoaks Boulevard, Glendale, California.

Items of Business:	1. To elect eight directors from the nominees named in the attached proxy statement to serve until the 2013 Annual Meeting of Shareholders and until their successors are elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for PS Business Parks, Inc. for the fiscal year ending December 31, 2012;

3.      To approve the PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation Plan;

4.      To hold an advisory vote to approve executive compensation; and

5. To consider and act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Recommendations Of the Board:	The Board of Directors recommends that you vote “For” each of the director nominees and “For” each of proposals 2, 3 and 4. The full text of these proposals is set forth in the accompanying proxy statement.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote at the meeting if you were a shareholder of record of PS Business Parks common stock at the close of business on March 9, 2012.

Voting:	Your vote is very important. To ensure your representation at the meeting, please mark your vote on the enclosed proxy/voting instruction card, then date, sign and mail the proxy/voting instruction card in the pre-addressed postage-paid return envelope included with these materials as soon as possible. If provided on your proxy/instruction card, you may also vote over the Internet or by telephone. You may revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement on page 2.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2012: This proxy statement and our 2011 Annual Report are available at the Investor Relations section of our website (www.psbusinessparks.com).

By Order of the Board of Directors,

Stephanie G. Heim,

Vice President, Counsel & Assistant Secretary

April 2, 2012

This notice of annual meeting and proxy statement are first being distributed and made available to shareholders on or about April 2, 2012.

PS BUSINESS PARKS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 30, 2012

GENERAL INFORMATION

We are providing these proxy materials in connection with the solicitation by the Board of Directors of PS Business Parks, Inc. of proxies to be voted at our 2012 Annual Meeting and at any adjournment or postponement of the meeting. The 2012 Annual Meeting will be held on April 30, 2012 at 10:00 a.m. at the Hilton Glendale Hotel, 100 West Glenoaks Boulevard, Glendale, California.

This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote and describes voting procedures. This notice of annual meeting and proxy statement is first being distributed and made available to shareholders on or about April 2, 2012 to holders of our common stock on March 9, 2012, the record date for our annual meeting. A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2011, which includes a copy of our Annual Report on Form 10-K, accompanies this proxy statement.

We use several abbreviations in this proxy statement. We refer to PS Business Parks, Inc. as “PS Business Parks,” “we,” “us,” “our” or “the company,” unless the context indicates otherwise. We refer to our Board of Directors as the “Board.”

Purposes of the Meeting:

•	To elect eight directors from the nominees named in Proposal 1 to the Board of PS Business Parks;

•	To ratify the appointment of Ernst & Young LLP as PS Business Park’s independent registered public accounting firm for the fiscal year ending December 31, 2012, as set forth in Proposal 2;

•	To approve the PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation Plan as set forth in Proposal 3;

•	To approve, in an advisory vote, executive compensation as set forth in Proposal 4; and

•	To consider any other appropriate matters properly brought before the meeting or any adjournment or postponement of the meeting.

Recommendations of the Board of Directors:

The Board recommends that you vote:

•	“FOR” the election of the eight nominees for director named in Proposal 1;

•	“FOR” ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal year 2012 as set forth in Proposal 2;

•	“FOR” approval of the PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation Plan as set forth in Proposal 3; and

•	“FOR” the advisory vote to approve executive compensation as set forth in Proposal 4.

VOTING

Who May Attend the Meeting

Only shareholders of record of PS Business Parks common stock at the close of business on the record date of March 9, 2012 will be entitled to vote at the meeting, or at any adjournment or postponement of the meeting. On the record date, PS Business Parks had approximately 24,203,400 shares of common stock issued and outstanding, each of which is entitled to one vote.

If your shares are held in the name of a bank, broker, trustee or other nominee and you plan to attend our annual meeting, you will need to bring proof of ownership, such as a recent bank or brokerage account statement. A complete list of our shareholders entitled to vote at the annual meeting will be available for inspection at our executive offices during regular business hours for a period of not less than ten days before the annual meeting.

Voting Your Shares at the Annual Meeting

Voting shares in person at the annual meeting. Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the annual meeting only if you obtain a legal proxy from the bank, broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Voting shares without attending the annual meeting. Whether you hold shares directly as the shareholder of record or through a bank, broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

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By Internet — Shareholders may submit proxies over the Internet by following the instructions on the accompanying Notice of 2012 Annual Meeting of Shareholders. Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

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By Telephone — Shareholders may submit proxies by telephone by calling the number on the accompanying Notice of 2012 Annual Meeting of Shareholders and following the instructions. Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

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By Mail — Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed postage-prepaid envelope.

If additional matters are presented at the annual meeting. Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Ronald L. Havner, Jr. and Joseph D. Russell, Jr., will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote any shares represented by your proxy for such other candidate or candidates as may be nominated by the Board.

Inspector of elections. The inspector of elections will be a representative from our transfer agent, American Stock Transfer & Trust Company.

Special voting procedures for PS Business Parks 401(k)/Profit Sharing Plan participants. If you hold your shares as a participant in the PS 401(k)/Profit Sharing Plan, your proxy will serve as a voting instruction for the trustee of the plan with respect to the amount of common shares credited to your account as of the record date. If you provide voting instructions via your proxy/instruction card with respect to your shares held in the plan, the trustee will vote those common shares in the manner specified. The trustee will vote any shares for which it does not receive instructions in the same proportion as the shares for which voting instructions have been received, unless the trustee is required by law to exercise its discretion in voting such shares. To allow sufficient time for the trustee to vote your shares, the trustee must receive your voting instructions by 9:00 a.m., Central time, on March 29, 2012.

Voting mechanics. If you grant a proxy and do not revoke it before the applicable voting deadline, the persons designated as proxies will vote the common shares represented thereby, if any, in the manner specified. If you grant a proxy but do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy/voting instruction card will be voted (1) “For” the election of the Board’s nominees for director, (2) “For” the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2012, (3) “For” approval of the PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation Plan; (4) “For” approval of executive compensation, and (5) and in the discretion of the proxy holders on any other matter that may properly come before the meeting. The persons designated as proxies reserve full discretion to cast votes for other persons if any of the nominees for director become unavailable to serve and to cumulate votes selectively among the nominees as to which authority to vote has not been withheld.

Changing your vote. You may change your vote before the vote at the annual meeting in accordance with the following procedures. Any change to your voting instructions for the PS 401(k)/Profit Sharing Plan must be provided by 9:00 a.m., Central time, on March 29, 2012. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Corporate Secretary at PS Business Parks, Inc., 701 Western Avenue, Glendale, CA 91201-2349, prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting alone will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a bank, broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee by 11:00 p.m., Pacific time, on March 30, 2012, or, if you have obtained a legal proxy from your bank, broker, trustee or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Quorum

The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exists.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If the shareholders present or represented by proxy at the meeting constitute holders of less than a majority of the shares entitled to vote, our meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Voting Rights

With respect to the election of directors, each holder of common stock on the record date is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in the holder’s name on the record date. With respect to all other matters, shareholders can cast one vote for each share of common stock registered in their name on March 9, 2012, the record date of the annual meeting.

Required Vote

Election of Directors: The eight candidates who receive the most votes cast at the meeting will be elected directors of PS Business Parks. Common shares not voted (whether by abstention or otherwise) will not affect the vote.

Ratification of Independent Registered Public Accounting Firm: This proposal requires the affirmative vote of at least a majority of the shares represented at the meeting and entitled to vote. Abstentions will have the effect of a vote against this proposal.

Approval of the PS Business Parks 2012 Equity and Performance-Based Incentive Compensation Plan: This proposal requires the affirmative vote of at least a majority of the shares represented at the meeting and entitled to vote. Abstentions will have the effect of a vote against this proposal. In addition, under the rules of the New York Stock Exchange, approval of the PS Business Parks 2012 Equity and Performance-Based Incentive Compensation Plan requires that the total vote cast on the proposal represent over 50% of the issued and outstanding shares.

Advisory vote to approve executive compensation: This proposal requires the affirmative vote of at least a majority of the shares represented at the meeting and entitled to vote. Abstentions will have the effect of a vote against this proposal. Although this proposal is not binding on the PS Business Parks Board of Directors, the Board will consider the results of the shareholder vote. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Proxy Solicitation Costs

We will pay the cost of soliciting proxies. In addition to solicitation by mail, certain directors, officers and regular employees of the company and its affiliates may solicit the return of proxies by telephone, personal interview or otherwise. We may also reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation materials to such beneficial owners. Alliance Advisors LLC may be retained to assist us in the solicitation of proxies, for which they would receive an estimated fee of $1,000 together with normal and customary expenses.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on April 30, 2012

The accompanying Notice of 2012 Annual Meeting of Shareholders, this Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and a sample proxy card may be viewed, printed or downloaded from www.psbusinessparks.com/2012proxy.html.

PS Business Parks’ Transfer Agent

Please contact PS Business Parks’ transfer agent, at the phone number or address listed below, with questions concerning share certificates, dividend checks, transfer of ownership or other matters pertaining to your share account: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038; telephone: (800) 937-5449.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Membership and Leadership

As of the date of this proxy statement, our Board has ten directors. As discussed below, eight of our directors are independent in accordance with the rules of the New York Stock Exchange and the company’s Corporate Governance Guidelines. Effective with the 2012 Annual Meeting, Arthur M. Friedman, a director since 1998, and R. Wesley Burns, a director since 2005, are retiring from the Board. Accordingly, the Board has set the size of the Board at eight directors effective with the 2012 Annual Meeting.

We have separate individuals serving as Chairman of the Board and as Chief Executive Officer. Ronald L. Havner, Jr., has served as Chairman of the Board since March 1998. He was Chief Executive Officer of PS Business Parks from March 1998 until August of 2003 when he resigned to become Chief Executive Officer of Public Storage, a self-storage real estate investment trust (“REIT”). Public Storage is our largest shareholder and owns approximately 24.0% of our outstanding common stock and 23.2% of our Operating Partnership’s common partnership units as of March 9, 2012. Mr. Havner’s role as Chairman furthers his ongoing involvement with the business, and his in-depth knowledge of PS Business Parks operations and the real estate industry benefits the Board. Mr. Russell serves as Chief Executive Officer and is responsible for the day-to-day management and profitable growth of PS Business Parks.

PS Business Parks does not have a policy against one individual holding the position of Chairman and Chief Executive Officer. Rather, the Board evaluates the desirability of having a combined or separate Chairman and Chief Executive Officer from time-to-time and adopts a structure based on what it believes is in the best interests of PS Business Parks and its shareholders. Currently, the Board believes that having a separate Chairman and Chief Executive Officer is serving the interests of the company and its shareholders well.

In addition, the Board has established a position of independent presiding director, to provide for an independent leadership role on the Board. The independent director presides at meetings of all non-management directors in executive session without the presence of management. These meetings are held on a regular basis, generally following each regularly scheduled Board meeting and at the request of any non-management director. In addition, the independent directors meet separately at least once annually. These sessions are designed to encourage open Board discussion of any matter of interest without the Chief Executive Officer or any other members of management present. The sessions are chaired by the independent presiding director. The position of independent presiding director of these sessions generally rotates annually among the chairs of the standing committees of the Board. For 2012, Arthur M. Friedman, Chairman of the Audit Committee, is serving in this role until his retirement from the Board at the 2012 Annual Meeting. Following the 2012 Annual Meeting, Sara Grootwassink Lewis, will then serve as Chairman of the Audit Committee and will serve as the independent presiding director for the remainder of 2012.

Board Responsibilities and Oversight of Risk Management

In connection with its oversight of risk to our business, the Board regularly considers management presentations on the company’s operations and strategies and considers related risks to our business. As part of the Board’s consideration, the Board and management actively engage in discussions of potential and perceived risks to the business. The Board routinely meets with the chief executive officer, the chief operating officer, the chief financial officer and other company officers as appropriate in the Board’s consideration of matters submitted for board approval and risks associated with such matters.

In addition, the Board is assisted in its oversight responsibilities by the standing Board committees, which have assigned areas of oversight responsibility for various matters as described in the Committee charters and as provided in New York Stock Exchange rules. For example, the Audit Committee assists the Board’s oversight of the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm. Pursuant to its charter, the Audit Committee also considers our policies with respect to risk assessment and risk management. The Audit Committee also reviews various potential areas of financial risk in detail on a regular basis. The Compensation Committee oversees the compensation of our chief executive officer and other executive officers and evaluates the appropriate compensation incentives to motivate senior management to grow long-term shareholder returns without undue risk taking.

The Board and the Board committees hear reports from the members of management responsible for the matters considered to enable the Board and each committee to understand and discuss risk identification and risk management. The chairman of each of the Board’s standing committees reports on the discussion to the full Board at the next Board meeting. All directors have access to members of management in the event a director wishes to follow up on items discussed outside the Board meeting.

Oversight of Compensation Risks. With respect to consideration of risks related to compensation, in March 2012, the Compensation Committee considered a report from management concerning its review of potential risks related to compensation policies and practices applicable to all of the company’s employees. The Committee also considered and discussed with management, management’s conclusion that the company’s compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

In connection with preparing the report for the Compensation Committee’s consideration, members of our senior management team, including our Chief Executive Officer, reviewed the target metrics for all our employee incentive compensation plans. At the completion of the review, management and the Committee concluded that the incentive compensation plans did not create undue risks for the company based on factors, including the following:

•	The company has fewer than 100 employees who receive incentive compensation, and development and approval of the compensation plans and payouts is centralized with the Chief Executive Officer.

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Financial targets for bonus arrangements typically involve several different metrics, which discourages employees from focusing on a particular financial metric to the detriment of others or of the business as a whole.

•	The company’s incentive plans have various controls built into the plans to help ensure that employees are motivated to achieve the desired short- and long-term company goals.

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Final approval of incentive compensation for employees other than executive officers is made by our Chief Executive Officer who has a comprehensive understanding of the inter-relationship of all incentive programs for nonexecutives.

•	Our Chief Executive Officer has the discretion to reduce recommended awards for any reason, including if he determines that the performance was not in the company’s long-term interests.

•	We do not provide earnings guidance, which we believe discourages management from taking risks to achieve quarterly or annual earnings targets.

•	The company historically has maintained a very conservative financial profile and is funded primarily with perpetual preferred and common shares and retained earnings rather than debt.

•	Property acquisitions and developments are approved by the Board after discussion with management, which facilitates board oversight of management’s plans to grow the business.

•	Equity awards to employees vest over several years or at the completion of a performance period, which helps to align our employees’ focus on long-term results.

As a result, we believe there is little motivation or opportunity for employees to take undue risks to achieve an incentive compensation award. Our review concluded that employees who are eligible for incentive compensation are properly incentivized to achieve short- and long-term company goals without creating undue risks for the company. Following completion of its review, members of our senior management discussed the results of management’s compensation risk assessment with the Compensation Committee at a meeting in March 2012.

Board Meetings

The Board meets at regularly scheduled intervals and may hold additional special meetings as necessary or desirable in furtherance of its oversight responsibilities. As described above, the non-management directors generally meet in executive session without the presence of management in connection with each regularly scheduled board meeting. During 2011, the Board held six meetings, the Audit Committee held five meetings, the Compensation Committee held seven meetings (of which four were held in connection with setting annual and four-year 2012-2015 total return targets for equity awards to senior management) and the Nominating/Corporate Governance Committee held two meetings. During 2011, each director elected to the Board at the 2011 Annual Meeting attended at least 75% of the meetings held by the Board of Directors and, if a member of a committee of the Board of Directors, 75% of the meetings held by both the Board of Directors and all committees of the Board of Directors on which he or she served. Directors are encouraged, but not required, to attend the annual meeting of shareholders. All continuing directors nominated for election to the Board at the 2012 Annual Meeting attended the 2011 annual meeting.

Board Orientation and Education

Each new director participates in an orientation program and receives material and briefings concerning our business, industry, management and corporate governance policies and practices. Continuing education is provided for all directors through board materials and presentations, discussions with management and the opportunity to attend external board education programs.

Director Stock Ownership Policy

All directors are expected, within three years of election, to own at least $100,000 of common stock of the company, determined using the acquisition price.

Board Retirement Policy

The Board’s Corporate Governance Guidelines provide that no person will be nominated for election to the Board if he or she would attain the age of 73 during such term, subject to the Board’s discretion to make exceptions to the policy to provide for a transition period of service. In considering nominees for election as director at the 2011 Annual Meeting, the Board agreed to re-nominate Arthur M. Friedman, who would otherwise have retired under the Board’s retirement policy, for election as a director at the 2011 Annual Meeting to provide for a one-year period to transition his board responsibilities. Accordingly, Mr. Friedman will retire from the Board effective with the 2012 Annual Meeting.

Committees of the Board of Directors

Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Each of the standing committees operates pursuant to a written charter. The charters for the Audit, Compensation and Nominating/Corporate Governance Committees can be viewed at our website at www.psbusinessparks.com/corpGov.html and will be provided in print to any shareholder who requests a copy by writing to the company’s Secretary at PS Business Parks, Inc., 701 Western Avenue, Glendale, CA 91201-2349. The Board has determined that all members of the Audit, Compensation and Nominating/Corporate Governance Committees are independent directors under the rules of the New York Stock Exchange. In addition, all members of our Audit Committee are independent directors under the rules of the Securities and Exchange Commission (“SEC”) for audit committees.

Our three standing committees are described below, and the committee members are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
R. Wesley Burns			X
Arthur M. Friedman	X (Chairman)		X
Jennifer Holden Dunbar	X	X
James H. Kropp		X (Chairman)	X
Sara Grootwassink Lewis	X		X
Michael V. McGee	X	X	X (Chairman)
Number of meetings in 2011:	5	7	2

Audit Committee

The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of (1) the integrity of the our financial statements, (2) compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the independent registered public accounting firm and (4) the scope and results of internal audits, the company’s internal controls over financial reporting and the performance of the company’s internal audit function. Among other things, the Audit Committee appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; approves all other services and fees performed by the independent registered public accounting firm; prepares the Audit Committee report for inclusion in the annual proxy statement; and annually reviews its charter and performance.

The Audit Committee is comprised of four independent directors: Arthur M. Friedman (Chairman), Jennifer Holden Dunbar, Sara Grootwassink Lewis and Michael V. McGee. The Board has determined that each member of the Audit Committee meets the financial literacy and independence standards of the New York Stock Exchange. The Board has also determined that each member of the Audit Committee qualifies as an audit committee financial expert within the meaning of the rules of the SEC and the New York Stock Exchange.

Compensation Committee

The primary functions of the Compensation Committee as set forth in its charter are to (1) determine, either as a committee or together with other independent directors, the compensation of the company’s Chief Executive Officer, (2) determine the compensation of other executive officers, (3) administer the company’s equity and executive officer incentive compensation plans, (4) review and discuss with management the Compensation Discussion and Analysis (“CD&A”) to be included in the proxy statement and incorporated by reference into the Annual Report on Form 10-K and to recommend to the Board inclusion of the CD&A in the Form 10-K and proxy statement, (5) provide a description of the processes and procedures for the consideration and determination of executive compensation for inclusion in the company’s annual proxy statement, (6) produce the Compensation Committee Report for inclusion in the annual proxy statement and (7) evaluate its performance annually. In addition, the Compensation Committee reviews with management its annual assessment of potential risks related to company’s compensation policies and practices applicable to all employees and reviews the advisory shareholder vote on the company’s executive compensation programs.

Pursuant to its charter, the Compensation Committee has the authority to delegate its responsibilities to individual members of the committee or to a subcommittee of the committee. To date, the Compensation Committee has not delegated any of its responsibilities.

As required by the charter, during 2011, the Compensation Committee and in some instances, the Compensation Committee and the independent members of the Board, made all final compensation decisions for our named executive officers, including the named executive officers set forth in the Summary Compensation Table below. The Compensation Committee has the sole authority to retain outside compensation consultants for advice, but historically and for 2011, has not done so, relying instead on surveys of publicly available information for information about senior executive compensation at similar companies. For a discussion of the Committee’s use of survey information in 2011, as well as the role of Mr. Russell, our Chief Executive Officer, in determining or recommending the amount of compensation paid to our named executive officers in 2011, see the CD&A below.

In March 2012, the Compensation Committee met with management to discuss management’s annual review of the company’s compensation policies and practices for all employees and its conclusions that these policies and practices do not encourage risks that are reasonably likely to have a material adverse effect on the company.

The Compensation Committee is comprised of three directors: James H. Kropp (Chairman), Jennifer Holden Dunbar and Michael V. McGee. Each member is independent under the rules of the New York Stock Exchange. In addition, each member of the Compensation Committee qualifies as a “non-employee” director for purposes of Rule 16b-3 under the Securities Exchange Act (the “Exchange Act”) and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

Nominating/Corporate Governance Committee

The primary functions of the Nominating/Corporate Governance Committee are to (1) identify, evaluate and make recommendations to the Board for director nominees for each annual shareholder meeting and to fill any vacancy on the Board, (2) develop a set of corporate governance principles applicable to the company and to review and assess the adequacy of those guidelines on an ongoing basis and recommend any changes to the Board and (3) oversee the annual Board assessment of Board performance. The Nominating/Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board. See “Consideration of Candidates for Director” below. Other duties and responsibilities include periodically reviewing the structure, size, composition and operation of the Board and each Board committee; recommending assignments of directors to Board committees; conducting a preliminary review of director independence; overseeing director orientation; and annually reviewing evaluating its charter and performance.

The Nominating/Corporate Governance Committee is comprised of five directors: Michael V. McGee (Chairman), R. Wesley Burns, Arthur M. Friedman, James H. Kropp and Sara Grootwassink Lewis. Each member is independent under the rules of the New York Stock Exchange.

Director Independence

The Board evaluates the independence of each director annually based on information supplied by directors and the company, and on the recommendations of the Nominating/Corporate Governance Committee. In making its determinations, the Board considers the standards for independence set forth in the requirements of the New York Stock Exchange rules. A director qualifies as independent unless the Board determines that the director has a material relationship with PS Business Parks, based on all relevant facts and circumstances, subject to the provisions of Section 303A.02(b) of the New York Stock Exchange Listed Company Manual. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships, and the Board also considers the director’s relationships with Public Storage, the largest shareholder of PS Business Parks. Section 303A.02(b) provides that a director is not independent if:

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The director is, or has been within the last three years, an employee of PS Business Parks, or an immediate family member is, or has been within the last three years, an executive officer of PS Business Parks.

•

The director has received, or has an immediate family member who has received, during any 12-month period within the last three years more than $120,000 in direct compensation from PS Business Parks, other than director and committee fees.

•

(1) The director is a current partner or employee of a firm that is PS Business Parks’ external auditor (currently Ernst & Young LLP), (2) the director has an immediate family member who is a current partner of such firm, (3) the director has an immediate family member who is a current employee of such firm and personally works on PS Business Parks’ audit or (4) the director or an immediate family member was within the last three years a partner or employee of such firm and personally worked on PS Business Parks’ audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of PS Business Parks’ present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, PS Business Parks for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The Nominating/Corporate Governance Committee annually reviews directors’ responses to a questionnaire asking about their relationships with the company (and those of immediate family members) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the company and directors and their immediate families. Based on its review in February 2012, the Nominating/Corporate Governance Committee recommended to the Board and the Board determined that (1) each member of the Board, other than Ronald L. Havner, Jr. and Joseph D. Russell, Jr., and (2) each member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee is independent pursuant to the rules of the New York Stock Exchange and each Audit Committee member meets the additional independence requirements of the rules of the SEC. Mr. Russell was determined not to be independent because of his status as Chief Executive Officer and President of PS Business Parks. Mr. Havner was deemed not independent because Mr. Havner is Chairman, Chief Executive Officer and President of Public Storage. Relationships between Public Storage and PS Business Parks are described on pages 42-43.

Compensation of Directors

General Compensation Arrangements. The Compensation Committee of the Board periodically reviews the company’s non-employee director compensation and makes recommendations for any changes to the Board, which makes the final determination as to director compensation. The Board has approved the mix of cash and equity compensation described below.

Retainers and Meeting Fees. Retainers are paid in cash quarterly and are pro-rated when a director joins the Board other than at the beginning of a calendar year. During 2011, each non-employee director was entitled to receive the following retainers and meeting fees for Board and Board committee service:

•	An annual retainer of $25,000 paid quarterly.

•	A Board meeting fee of $1,000 for each meeting attended in person and $500 for each telephonic meeting.

•	A Board Committee fee of $1,000 for each meeting attended in person and $500 for each telephonic meeting.

•

The Chairman of the Audit Committee also receives an additional annual fee of $10,000, and the Chairman of each of the Compensation and Nominating/Corporate Governance Committees receive an additional annual fee of $5,000.

Equity Awards. Each new non-employee director is, upon the date of his or her initial election by the Board or the shareholders to serve as a non-employee director, automatically granted an option to purchase 10,000 shares of common stock, which vests in five equal annual installments beginning one year from the date of grant, subject to continued service.

Annually, each non-employee director receives a non-qualified stock option to purchase 2,000 shares of common stock of the company, which vests in five equal annual installments beginning one year from the date of grant based on continued service. The annual grants are made immediately following the annual meeting of shareholders at the closing price for the company’s common stock on the New York Stock Exchange on such date.

Upon the retirement of a director from the Board because the director is not nominated for re-election due to the Board’s Mandatory Retirement Policy, all outstanding options held by the director vest effective with the date of his or her retirement and the director has one year to exercise all vested options.

Retirement Stock Grants. Each non-employee director of the company receives, upon retirement as a director of the company, 1,000 shares of fully-vested common stock for each full year of service as a non-employee director of the company, up to a maximum of 7,000 shares. The awards are intended to retain and reward long-term service on the Board and to provide equity compensation to Board members. In December 2011, the Board increased the maximum award from 5,000 shares to 7,000 shares and determined to pay quarterly dividend equivalents on vested shares. At December 31, 2011, Messrs. Havner, Friedman and Kropp were each entitled to receive 7,000 fully-vested shares of common stock upon retirement; Mr. Burns was entitled to receive 6,000 shares; Mr. McGee was entitled to receive 5,000 shares; Ms. Dunbar was entitled to receive 2,000 shares and Ms. Lewis was entitled to receive 1,000 shares. As of December 31, 2011, the value of each award of 7,000 shares was $388,010; the value of 6,000 shares was $332,580; the value of 5,000 shares was $277,150; the value of 2,000 shares was $110,860 and the value of 1,000 shares was $55,430, each based on the closing price of $55.43 of our common stock on December 31, 2011.

The following table presents the compensation provided by the company to its non-employee directors for the fiscal year ended December 31, 2011.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (b)	Option Awards (c)	All Other Compensation (d)	Total
Ronald L. Havner, Jr. (a)	—	$111,560	$12,420	$3,080	$127,060
R. Wesley Burns	$36,500	$111,560	$12,420	$2,640	$163,120
Jennifer Holden Dunbar	$37,000	$111,560	$12,420	$880	$161,860
Arthur M. Friedman	$45,500	$111,560	$740	$3,080	$160,880
James H. Kropp	$40,000	$111,560	$12,420	$3,080	$167,060
Sara Grootwassink Lewis	$33,500	$111,560	$12,420	$440	$157,920
Michael V. McGee	$37,000	$111,560	$12,420	$2,200	$163,180
Joseph D. Russell, Jr. (a)	—	—	—	—	—

(a)	Ronald L. Havner, Jr., Chairman, and Joseph D. Russell, Jr. are also directors; however, each received no cash compensation for service as a director during 2011. Mr. Russell is not eligible to participate in the retirement stock award program described above. Mr. Russell’s compensation as Chief Executive Officer and President is set forth below beginning on page 26.

(b)	The value of the stock awards reflects a one-time increase approved in December 2011 of 2,000 shares to each non-employee director’s potential stock award upon retirement from the Board. Shares vest in full after seven years of service on the Board. The amount reflects the fair value on the date of grant of awards during 2011 calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to the company’s audited financial statements for the fiscal year ended December 31, 2011, including in the company’s Annual Report on Form 10-K filed with the SEC on February 27, 2012.

(c)	Reflects the grant date fair value of awards during 2011 calculated in accordance with FASB ASC Topic 718. As of December 31, 2011, each director as of such date had the following number of options outstanding: R. Wesley Burns: 10,000 of which 4,000 are vested; Jennifer Holden Dunbar: 14,000 of which 3,200 are vested; Arthur M. Friedman: 19,000 of which 13,000 were vested; Ronald L. Havner, Jr.: 18,000 of which 10,400 were vested; James H. Kropp: 18,000 of which 12,000 were vested; Sara Grootwassink Lewis: 14,000 of which 2,400 are vested; Michael V. McGee: 20,000 of which 14,000 were vested; and Joseph D. Russell, Jr.: 174,216 of which 163,000 were vested. Assumptions used in the calculation of these amounts are included in Note 10 to the company’s audited financial statements for the fiscal year ended on December 31, 2011, included in the company’s Annual Report on Form 10-K filed with the SEC on February 27, 2012.

(d)	All other compensation consists of dividend equivalents paid on vested retirement shares.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of James H. Kropp (Chairman), Jennifer Holden Dunbar and Michael V. McGee, none of whom has ever been an employee of the company. No member of the Compensation Committee had any relationship with the company requiring disclosure under Item 404 of SEC Regulation S-K. No executive officer of PS Business Parks served on the compensation committee or board of directors of any other entity which has an executive officer who also served on the Compensation Committee or Board of PS Business Parks at any time during 2011.

Messrs. Havner and Russell are present or former officers of the company and are members of the Board.

Consideration of Candidates for Director

Shareholder recommendations. The policy of the Nominating/Corporate Governance Committee to consider properly submitted shareholder recommendations for candidates for membership on the Board is described below under “Identifying and Evaluating Nominees for Directors.” Under this policy, shareholder recommendations may only be submitted by a shareholder entitled to submit shareholder proposals under the SEC rules. Any shareholder recommendations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee’s name and qualifications for Board membership, including the information required under Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and should be addressed to: Edward A. Stokx, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349. Recommendations should be submitted in the time frame described in this proxy statement under “Deadlines for Receipt of Shareholder Proposals for Consideration at 2012 Annual Meeting” on page 44.

Director Qualifications. Members of the Board should have high professional and personal ethics and values. They should have broad experience at the policy-making level in business or other relevant experience. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders. In general, the Board seeks to add directors who meet the independence requirements of the New York Stock Exchange rules. In addition, director candidates must submit a completed director questionnaire concerning matters related to independence determination, the determination of whether a candidate qualifies as an audit committee financial expert and other proxy disclosure matters and must satisfactorily complete a background investigation by a third-party firm.

The Nominating/Corporate Governance Committee of the Board is responsible under the company’s Corporate Governance Guidelines for reviewing with the Board the skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment includes directors’ qualifications as independent, as well as consideration of skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision and experience, all in the context of an assessment of the perceived needs of the Board at that time.

The Board has delegated to the Nominating/Corporate Governance Committee responsibility for recommending to the Board new directors for election. Although the Nominating/Corporate Governance Committee does not have and does not believe there is a need for a formal policy concerning diversity, it seeks to ensure that a diversity of experience and viewpoints are represented on the Board and is also guided by the principles set forth in the Committee charter that each director should:

•	Be an individual of the highest character and integrity;

•	Have substantial experience which is of particular relevance to PS Business Parks;

•	Have an understanding of the business environment and industry in which PS Business Parks operates;

•	Have sufficient time available to devote to board affairs;

•	Represent the best interests of all stakeholders, including the company’s shareholders;

•	Have his or her skill set complement the skill set of the other PS Business Parks directors; and

•	Be able to read and understand financial statements.

There are no other policies or guidelines that limit the selection of director candidates by the Nominating/Corporate Governance Committee, and the Committee and the Board have and exercise broad discretion to select director candidates who will best serve the Board, PS Business Parks and its shareholders.

Identifying and Evaluating Nominees for Directors. The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Corporate Governance Committee considers various potential candidates for director.

Candidates may come to the attention of the Nominating/Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at meetings of the Nominating/Corporate Governance Committee and may be considered at any point during the year.

As described above, the Nominating/Corporate Governance Committee considers properly submitted shareholder nominations of candidates for the Board in the same manner as other candidates. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating/Corporate Governance Committee prior to the issuance of the proxy statement for the annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board of Directors

The company provides a process by which shareholders and interested parties may communicate with the Board of Directors. Any shareholder communication to the Board should be addressed to: Board of Directors, c/o Edward A. Stokx, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349. Communications that are intended for a specified individual director or group of directors should be addressed to the director(s) c/o Secretary at the above address, and all such communications received will be forwarded to the designated director(s).

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to set forth its guidelines for overall governance practices. The Guidelines are available on the company’s website, www.psbusinessparks.com, or, upon written request, a paper copy is available from the company’s Investor Services Department, 701 Western Avenue, Glendale, California 91201-2349.

Business Conduct Standards and Code of Ethics

The Board of Directors has adopted a code of Business Conduct Standards, applicable to directors, officers, and employees, and a Directors’ Code of Ethics. The Board has also adopted a Code of Ethics for its senior financial officers. The Code of Ethics for senior financial officers covers those persons serving as the company’s principal executive officer, currently Joseph D. Russell, Jr., and principal financial officer and principal accounting officer, currently Edward A. Stokx.

The PS Business Parks’ Business Conduct Standards, the Directors’ Code of Ethics and the Code of Ethics for senior financial officers are available on the company’s website, www.psbusinessparks.com, or, upon written request, a paper copy is available from the company’s Investor Services Department, 701 Western Avenue, Glendale, California 91201-2349. Any amendments or waivers to the code of ethics for directors or executive officers will be disclosed on the company’s website or other appropriate means in accordance with applicable SEC and New York Stock Exchange requirements.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Director

Upon the recommendation of our Nominating/Corporate Governance Committee, our Board has nominated the eight persons listed below to serve as directors for a one-year term beginning with the 2012 Annual Meeting, or until their successors, if any, are elected or appointed. We believe that each nominee for election as a director will be able to serve if elected. If any nominee is not able to serve, proxies may be voted in favor of the remainder of those nominated and may be voted for substitute nominees, if designated by the Board.

Effective at the 2012 Annual Meeting, Arthur M. Friedman will retire from the Board pursuant to the Board’s retirement policy. R. Wesley Burns also advised the Board that he planned to retire from the Board at the 2012 Annual Meeting. Accordingly, six of the eight directors elected at the 2011 Annual Meeting of Shareholders are standing for re-election at the 2012 Annual Meeting. Gary E. Pruitt and Peter Schultz were appointed directors by the Board in February 2012 and are standing for election by shareholders for the first time at the 2012 Annual Meeting. Messrs. Pruitt and Schultz were identified and recommended as nominees by non-management directors, and were considered and recommended to the Board for appointment to the Board by the Nominating/Corporate Governance Committee.

Ronald L. Havner, Jr., age 54, is Chairman of the Board, President, and Chief Executive Officer and a member of the board of Public Storage, an affiliate of PS Business Parks, since November 2002. He has been Chairman of PS Business Parks since March 1998 and was Chief Executive Officer of PS Business Parks from March 1998 until August 2003. He is also a member of the Board of Governors and the Executive Committee of the National Association of Real Estate Investment Trusts, Inc. (NAREIT), serving as Second Vice Chair. He is also a member of NYU REIT Center Board of Advisors and a director of Business Machine Security, Inc. During the last five years, Mr. Havner also served on the boards of Union BanCal Corporation and its subsidiary, Union Bank of California, and General Finance Corporation.

Mr. Havner has been the Chairman of the PS Business Parks Board since 1998 and was Chief Executive Officer of PS Business Parks from 1998 until August 2003. His qualifications for election to the PS Business Parks Board include his extensive leadership experience and company and industry knowledge. He is also the Chairman of the Board and Chief Executive Officer of Public Storage, our largest shareholder.

Joseph D. Russell, Jr., age 52, has been Chief Executive Officer and a director of PS Business Parks since August 2003 and President of PS Business Parks since September 2002. Before joining PS Business Parks, Mr. Russell had been employed by Spieker Properties, an owner and operator of office and industrial properties in northern California, and its predecessor for more than ten years, becoming an officer of Spieker Properties when it became a publicly held REIT in 1993. When Spieker Properties merged with Equity Office Properties Trust in 2001, Mr. Russell was President of Spieker Properties’ Silicon Valley Region. He is a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. (NAREIT).

Mr. Russell has been the Chief Executive Officer of PS Business Parks since 2003 and President beginning in 2002. His qualifications for election to the PS Business Parks Board include his leadership experience and company and industry knowledge, including his more than 20 years involvement with publicly held REITs and extensive experience with office and industrial real estate. As the only Board member who is also an active member of the PS Business Parks management team, Mr. Russell provides management’s perspective in Board discussions about the operations and strategic direction of the company.

Jennifer Holden Dunbar, age 49, is a member of the Audit and Compensation Committees and became a director of PS Business Parks in February 2009. Since March 2005, Ms. Dunbar has served as Co-Founder and Managing Director of Dunbar Partners, LLC, an investment and advisory services firm. From 1994 to 1998, Ms. Dunbar was a Partner with Leonard Green and Partners, L.P., a private equity firm which she joined in 1989. During 2007 and 2008, Ms. Dunbar was a member of the Board of Directors of 99 Cents Only Stores, where she served on the Audit and Nominating & Governance Committees and chaired the Compensation Committee. Since 2004, Ms. Dunbar has also been a member of the board of directors of Big 5 Sporting Goods Corporation, where she serves on the Audit and Compensation Committees and chairs the Nominating Committee.

Ms. Dunbar’s qualifications for election to the PS Business Parks Board include her financial expertise, knowledge of investment banking and her experience in investments and mergers and acquisitions. She also has experience as a member of several public company boards.

James H. Kropp, age 63, is Chairman of the Compensation Committee and a member of the Nominating/Corporate Governance Committee and became a director of PS Business Parks in March 1998. Mr. Kropp is the Chief Investment Officer at i3 Funds LLC beginning in 2009 and served as interim CFO of TaxEase LLC from 2009 to February 2012. He was Senior Vice President-Investments of Gazit Group USA, Inc., a real estate investor, from 2006 to 2008. He is a director as well as Chairman of the Audit Committee of Corporate Capital Trust, Inc., a registered investment company, from February 2011 to the present. He was a director of Trustreet Properties Inc. and its predecessor, US Restaurant Properties Inc., from 2002 through February 2007 and served as Chairman of its Audit Committee and Compensation Committee and as a member of the Nominating and Corporate Governance Committees during his tenure. Mr. Kropp was a trustee as well as Chairman of the Audit Committee and a member of the Governance and Independent Trustee Committees of The CNL Funds, a registered investment company, from May 2007 until February 2010.

Mr. Kropp’s qualifications for election to the PS Business Parks Board include his knowledge of investment banking and capital markets, specializing in real estate securities, and his extensive experience with real estate businesses, including other REITs. He also has experience as a member of several public company boards.

Sara Grootwassink Lewis, age 44, is a member of the Audit and Nominating/Corporate Governance Committees and became a director of PS Business Parks in February 2010. She is currently Chief Executive Officer of Lewis Corporate Advisors, LLC, a capital markets and board advisory firm. She served as Executive Vice President and Chief Financial Officer of Washington Real Estate Investment Trust, which owns and operates a diversified group of properties in the Washington, D.C. area, from May 2002 through February 2009. She has been a member of the Board of Directors of CapitalSource Inc. since 2004 and is a member of the Audit Committee and is the Chair of the Nominating and Corporate Governance Committee. Ms. Lewis is also a Chartered Financial Analyst and Certified Public Accountant, registered in the State of Illinois.

Ms. Lewis’ qualifications for election to the PS Business Parks Board include her previous executive and financial experience at another publicly traded REIT and her background as a Chartered Financial Analyst. She brings her extensive financial and real estate industry knowledge to the Board as well as her public company board experience as a member of the CapitalSource Inc. Board.

Michael V. McGee, age 56, is a member of the Audit Committee, the Compensation Committee and is Chairman of the Nominating/Corporate Governance Committee. Mr. McGee became a director of PS Business Parks in August 2006. Mr. McGee has been President and Chief Executive Officer of Pardee Homes since 2000. Pardee Homes is the largest wholly-owned subsidiary of Weyerhaeuser Real Estate Company, one of the 20 largest homebuilders in the U.S. and a subsidiary of Weyerhaeuser Company. Mr. McGee is also a member of the Board of Directors of HomeAid America. Mr. McGee has a J.D. degree from Southwestern University.

Mr. McGee’s qualifications for election to the PS Business Parks Board include his leadership and financial experience as President and Chief Executive Officer of Pardee Homes for the last twelve years. He also brings his extensive knowledge of the real estate industry and markets and legal training to the Board.

Gary E. Pruitt, 62, served as Chairman and Chief Executive Officer of Univar N.V. from 2002 until his retirement as Chief Executive Officer in 2010 and as Chairman in 2011. Univar N.V. is a chemical distribution company based in Bellevue, Washington, with distribution centers in the United States, Canada and Europe. Mr. Pruitt is also a trustee of Public Storage and a director of Itron, Inc. and Esterline Technologies Corp.

Mr. Pruitt’s qualifications for election to the PS Business Parks Board include his leadership and financial experience as chairman and chief executive officer at Univar and his membership on the board of trustees of Public Storage.

Peter Schultz, 64, served as President, Chief Executive Officer and a director of The Beacon Group, Inc. and its affiliates for more than 25 years until his retirement in 2010. Under his leadership, The Beacon Group, Inc., based in Southern California, and its affiliates, engaged in the development and management of more than 3 million square feet of retail, industrial, hospitality and residential projects.

Mr. Schultz’s qualifications for election to the PS Business Parks Board include his leadership and extensive real estate experience as President, Chief Executive Officer and director of The Beacon Group, Inc. and its affiliates.

Vote Required and Board Recommendation. The eight nominees receiving the greatest number of votes duly cast for their election as directors will be elected. Abstentions and broker non-votes will not affect the outcome of this proposal.

Your Board of Directors recommends that you vote “FOR” the election of each nominee named above.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The company’s bylaws do not require that shareholders ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm. The company is asking its shareholders to ratify this appointment because it believes that shareholder ratification of the appointment is a matter of good corporate governance. If shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP as the company’s independent registered public accounting firm, but may nevertheless determine to do so. Even if the appointment of Ernst & Young LLP is ratified by the shareholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of PS Business Parks and its shareholders.

Representatives from Ernst & Young LLP, which has acted as the independent registered public accounting firm for the company since the company’s organization in 1990, will be in attendance at the 2012 Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to any proper questions.

Fees Billed to the Company by Ernst & Young LLP for 2011 and 2010

The following table shows the fees billed or expected to be billed to the company by Ernst & Young for audit and other services provided for fiscal 2011 and 2010:

	2011	2010
Audit fees (1)	$541,000	$483,000
Audit-related fees (2)	17,000	17,000
Tax fees (3)	50,000	80,000
All other fees	—	—

Total	$608,000	$580,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of the company’s annual financial statements and internal control over financial reporting, review of the quarterly financial statements included in the company’s quarterly reports on Form 10-Q and services in connection with the company’s registration statements, securities offerings and audits of financial statements of certain acquired assets.

(2)	Audit-related fees represent professional fees provided in connection with the audit of the company’s 401(k)/Profit Sharing Plan and property acquisition audits.

(3)	During 2011 and 2010, all of the tax services consisted of tax compliance and consulting services.

Policy to Approve Ernst & Young Services. The Audit Committee has adopted a pre-approval policy relating to services performed by the company’s independent registered public accounting firm. Under this policy, the Audit Committee of the company pre-approved all services performed by Ernst & Young LLP during 2011, including those listed in the previous table. The Chairman of the Audit Committee has the authority to grant required approvals between meetings of the Audit Committee, provided that any exercise of this authority is presented at the next committee meeting.

Your Board of Directors recommends that you vote “FOR” Proposal No. 2.

Audit Committee Report

The Audit Committee consists of four directors, each of whom has been determined by the Board to meet the New York Stock Exchange standards for independence and the SEC’s requirements for audit committee member independence. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee’s charter may be found on the company’s website at psbusinessparks.com/corpGov.html.

The Audit Committee’s responsibilities include appointing the company’s independent registered public accounting firm, pre-approving audit and non-audit services provided by the firm and assisting the Board in providing oversight to the company’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee meets with the company’s independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.

It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that the company’s financial statements and disclosures are complete, accurate and in accordance with U.S. generally accepted accounting principles and applicable laws, rules and regulations. Management is responsible for the company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and necessarily relies on the work and assurances of the company’s management and of the company’s independent registered public accounting firm.

In this context, the Audit Committee has met with management and with Ernst & Young LLP, the company’s independent registered public accounting firm, and has reviewed and discussed with them the audited consolidated financial statements. Management represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable rules of the Public Company Accounting Oversight, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence. In addition, the Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services to the company is compatible with the firm’s independence.

During 2011, management documented, tested and evaluated the company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and SEC regulations adopted thereunder. The Audit Committee met with representatives of management, the internal auditors, legal counsel and the independent registered public accounting firm on a regular basis throughout the year to discuss the progress of the process. At the conclusion of this process, the Audit Committee received from management its assessment and report on the effectiveness of the company’s internal controls over financial reporting. In addition, the Audit Committee received from Ernst & Young LLP its attestation report on the company’s internal control over financial reporting. The Audit Committee reviewed and discussed the results of management’s assessment and Ernst & Young’s attestation.

Based on the foregoing and the Audit Committee’s discussions with management and the independent registered public accounting firm, and review of the representations of management and the attestation report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC. The Audit Committee also approved the appointment of Ernst & Young LLP as the company’s independent registered public accountants for the fiscal year ending December 31, 2012 and recommended that the Board submit this appointment to the company’s shareholders for ratification at the 2012 Annual Meeting.

THE AUDIT COMMITTEE

Arthur M. Friedman, Chairman

Jennifer Holden Dunbar

Sara Grootwassink Lewis

Michael V. McGee

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the company’s directors and executive officers and persons who own more than 10% of any registered class of the company’s equity securities to file with the SEC initial reports (on Form 3) of ownership of the company’s equity securities and to file subsequent reports (on Form 4 or Form 5) when there are changes in such ownership. Based on a review of the reports submitted to the company and of filings on the SEC’s EDGAR website, the company believes that all directors and officers made timely reports.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of the dates indicated with respect to persons known to the company to be the beneficial owners of more than 5% of the outstanding shares of the company’s common stock:

	Shares of Common Stock Beneficially Owned
Name and Address	Number of Shares	Percent of Class (1)
Public Storage 701 Western Avenue Glendale, California 91201-2349 (2)	5,801,606	23.98%

The Vanguard Group, Inc. PO Box 2600 Valley Forge, PA 19482-2600 (3)	2,130,456	8.81%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022 (4)	1,723,567	7.12%

(1)	The percent of class is calculated using the common stock ownership numbers as of the dates indicated below divided by shares outstanding on March 1, 2012 of 24,193,184 common shares.

(2)	Holdings reported are as of March 1, 2012. The reporting persons listed above have filed a joint Schedule 13D, amended as of August 28, 2009. Public Storage has sole voting and dispositive power with respect to all such shares. The 5,801,606 shares of common stock in the above table do not include 7,305,355 units of limited partnership interest in PS Business Parks, L.P. (“Units”) held by Public Storage and affiliated partnerships which (pursuant to the terms of the agreement of limited partnership of PS Business Parks, L.P.) are redeemable by the holder for cash or, at the company’s election, for shares of the company’s common stock on a one-for-one basis. Upon conversion of the Units to common stock, Public Storage and its affiliated partnerships would own approximately 41.6% of the common stock (based upon the common stock outstanding at March 1, 2012 and assuming such conversion).

(3)	Holdings reported as of December 31, 2011 as set forth in Schedule 13G filed on February 10, 2012 by The Vanguard Group, Inc., as investment adviser of its clients to report beneficial ownership and sole dispositive power with respect to 2,102,383 shares and sole voting power with respect to 28,073 shares and shared dispositive power with respect to 28,073 shares.

(4)	Holdings reported as of December 31, 2011 as set forth in Schedule 13G filed on February 10, 2012 by BlackRock, Inc. and certain affiliates to report beneficial ownership and sole voting and dispositive power with respect to 1,723,567 shares.

Security Ownership of Management

The following table sets forth information as of March 1, 2012 concerning the beneficial ownership of common stock of each director of the company, the company’s Chief Executive Officer, the Chief Financial Officer and the other two most highly compensated persons who were executive officers of the company on December 31, 2011 and all directors and executive officers as a group:

	Shares of Common Stock: Beneficially Owned (excluding options) (1) Shares Subject to Options (2)
Name	Number of Shares		Percent of Class
Ronald L. Havner, Jr.	198,584	(1)(3)	.8%
	12,400	(2)	* %

	210,984		.8%

Joseph D. Russell, Jr.	29,850	(1)	.1%
	135,216	(2)	.6%

	165,066		.7%

R. Wesley Burns	2,000	(1)	*
	4,400	(2)	*

	6,400		*

Jennifer Holden Dunbar	2,925	(1)(5)	*
	5,200	(2)	*

	8,125		*

Arthur M. Friedman	12,500	(1)(4)	*
	13,400	(2)	*

	25,900		.1%

Sara Grootwassink Lewis	1,000		*
	4,400	(2)	*

	5,400		*

James H. Kropp	10,925	(1)	*
	12,400	(2)	*

	23,325		*

Michael V. McGee	2,500		*
	14,400	(2)	*

	16,900		*

John W. Petersen	6,968	(1)	*
	54,000	(2)	.2%

	60,968		.3%

Edward A. Stokx	6,679	(1)	*
	14,000	(2)	*

	20,679		*

	Shares of Common Stock: Beneficially Owned (excluding options)(1) Shares Subject to Options (2)
Name	Number of Shares		Percent of Class
Maria R. Hawthorne	13,966	(1)	*
	8,000	(2)	*

	21,966		*

All Directors and Executive Officers as a Group (11 persons)	287,897	(1)(3)(4)(5)(6)	1.2%
	277,816	(2)	1.1%

	565,713		2.3%

*	Less than 0.1%

(1)	Represents shares of common stock beneficially owned as of March 1, 2012. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Includes shares credited to the accounts of the executive officers of the company that are held in the 401(k)/Profit Sharing Plan. Does not include restricted stock units described in the Grants of Plan-Based Awards table unless such units would vest and be issued within 60 days of the date of this table. The percentage held is calculated using the outstanding common shares on March 1, 2012 of 24,193,184 shares.

(2)	Represents options exercisable within 60 days of March 1, 2012 to purchase shares of common stock.

(3)	Includes 193,584 shares held by Mr. Havner and his spouse as trustees of the Havner Family Trust. Includes 500 shares held by a custodian of an IRA for Mr. Havner’s spouse as to which she has investment power. Includes 4,000 shares owned by the Havner Family Foundation of which Mr. Havner and his wife are co-trustees but with respect to which Mr. and Mrs. Havner disclaim any beneficial interest. Does not include shares owned by Public Storage as to which Mr. Havner disclaims beneficial ownership. Mr. Havner is Chairman of the Board, President and Chief Executive Officer of Public Storage. See “Security Ownership of Certain Beneficial Owners and Management” on page 16 for Public Storage ownership.

(4)	Includes 12,000 shares held by Mr. Friedman and his spouse as trustees of the Friedman Family Trust.

(5)	Includes 425 shares held by Ms. Dunbar and her spouse as trustees of the Lilac II Trust.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation goals are to hire, retain and motivate our senior management to create long-term shareholder value. At our 2011 Annual Meeting, more than 99% of the votes cast on our say-on-pay proposal were voted in favor of the proposal. Our Compensation Committee considered the results of this vote and concluded that its pay for performance philosophy is supported by shareholders and that no specific changes to its executive compensation program were warranted.

2011 Executive Compensation Highlights

2011 Company Performance. Although 2011 continued to be a challenging year for commercial property owners, our management team focused on growing the company to take advantage of any turnaround in the economy and achieved solid financial results. For fiscal 2011, net income increased 33.9% over 2010, funds from operations (“FFO”) per share was 20.9% higher than 2010 and the company reduced its cost of capital while maintaining a conservative financial profile. In addition, by year-end, management grew the company’s portfolio of properties by 25%, completing property acquisitions in 2011 totaling 5.6 million square feet, positioning the company for future growth.

2011 Executive Compensation. In March 2011, the Compensation Committee met and considered the appropriate targets to incentivize senior management for 2011 performance in light of anticipated difficult market conditions and determined the threshold for payment of senior executive bonuses would be company achievement of targeted levels of funds available for distribution (“FAD”) adjusted for certain items, as described below. Based on the level of adjusted FAD achieved, potential bonus payments for 2011 performance could range from 100% to 200% of the target level. To achieve a bonus pool for payment of bonuses at the 100%, the Committee determined that adjusted 2011 FAD must exceed $102,546,000.

Adjusted FAD for these purposes is calculated after FAD is computed. FAD is computed by adjusting consolidated FFO for recurring capital improvements, which the company defines as those costs incurred to maintain the assets’ value, tenant improvements, lease commissions, straight-line rent, stock compensation expense, impairment charges, amortization of lease incentives and tenant improvement reimbursements, in-place lease adjustment and the impact of EITF Topic D-42. FFO is computed as net income, before depreciation, amortization, minority interest in income, gains or losses on asset dispositions and nonrecurring items. For purposes of calculating the FAD bonus target amounts, 2011 FAD was also adjusted by (1) reductions in preferred distributions due to the repurchase of preferred securities, (2) income, capital and expenses incurred in connection with asset acquisitions in 2011 and (3) variance between budget and actual capital maintenance costs.

In February 2012, the Compensation Committee considered that adjusted 2011 FAD was $89.7 million. This is below the targeted level for bonus payments established in March 2011. Although the FAD target for bonus payments was not achieved, the Committee met with the non-management members of the Board and considered that key financial metrics including FFO and net income had increased substantially year-over year and that the company had reduced its cost of capital while maintaining a conservative financial profile. The Compensation Committee and the Board further considered that during 2011, management grew the company’s portfolio of properties by 25%, completing acquisitions totaling 5.6 million square feet that position the company for future growth. The Committee also considered the input of the non-management members of the Board and management’s ability to lead the company through a difficult economic environment. Following consideration of these factors, the Compensation Committee determined to exercise its discretion to award bonuses to executive officers at approximately 80% of the targeted bonus level. In consideration of the Board’s retention goals and to further align management and shareholder interests, the Compensation Committee determined to pay a portion of the bonuses in cash and the remainder in restricted stock units that vest over six years.

The Compensation Committee’s decisions with respect to 2011 compensation are discussed in detail below. To summarize the Committee’s decisions:

•

although the FAD target for payment of bonuses was not achieved, based on management’s achievement of solid financial results and acquisitions positioning the company for future growth, the Committee exercised its discretion to pay bonuses for 2011 performance at approximately 80% of target amounts;

•	2011 bonuses for executive officers were paid a portion in cash and the remainder in restricted stock to retain and align management with shareholder interests;

•

in March 2011, base salaries for executive officers were increased 10% after having been frozen since 2006 for Mr. Russell, since 2007 for Messrs. Petersen and Stokx and since 2008 for Ms. Hawthorne; and

•

no stock options were awarded to executive officers during 2011 and the Committee does not anticipate making any stock option grants to executive officers during the 2012-2015 long term equity incentive program that provides for awards of restricted stock if NAV targets are achieved.

2012 Compensation Outlook

Although the Committee believes the company is well positioned to meet the challenges, the operating environment for commercial real estate in 2012 continues to be challenging. Given these expectations, the Compensation Committee met in March 2012 and made the following decisions for 2012 executive officer compensation:

•	executive officer base salaries were maintained at 2011 levels;

•	2012 bonus target amounts are set at 100% of base salary if the 100% bonus pool target is achieved;

•	A threshold of a 25% bonus payment was set for 2012 with additional amounts payable based on the achievement of targeted levels of 2012 FAD up to a maximum of 150% bonus payment of the target amount;

•

if a targeted level of FAD is achieved, individual bonuses are paid 70% based on the FAD achieved and 30% based on achieving goals related to achieving a same store NOI increase, meeting established performance targets for recently acquired properties and meeting overall leasing goals;

•

the Compensation Committee also set goals for the payment of additional bonus amounts to Mr. Petersen and Ms. Hawthorne for the accomplishment of goals related to increasing returns at recently acquired properties; and

•

the Compensation Committee established a new long-term equity incentive program for senior management that links awards of restricted stock units to achieving targeted levels of NAV increases during the four year period 2012 through 2015.

Additional details concerning Compensation Committee activities with respect to 2011 compensation and 2012 compensation targets, as well as information about our executive officer compensation policies and practices, are provided below.

PS Business Parks Executive Officer Stock Retention Requirement

Our executive officers are required to retain 20% of the shares of common stock of PS Business Parks previously acquired under the Senior Executives Long-Term Incentive Program for 2005-2008 for the duration of their employment by PS Business Parks. Similarly, executive are required to retain 20% of shares of common stock that may be awarded under the long-term equity incentive program for 2012-2015 described below for the duration of their employment with PS Business Parks.

Executive Compensation Philosophy and Objectives

Our compensation goals are to hire, retain and motivate our senior management to create long-term shareholder value. We pay our named executive officers a mix of cash and long-term equity compensation that we consider appropriate in view of individual and corporate performance, competitive level, and our objective of aligning individual and shareholder interests to maximize the value of our shareholders’ investments in our securities. In general, our compensation program for named executive officers consists of (1) payment of a base salary, (2) potentially, short-term incentives in the form of cash bonuses and (3) long-term incentives in the form of equity awards, which may be restricted stock units or stock options, which vest upon continued service or the achievement of defined performance goals. Annual and long-term incentive compensation for named executive officers is designed to reward achievement of company-wide performance goals by tying awards primarily to financial objectives such as FAD, growth in Net Asset Value (“NAV”), same store net operating income (“NOI”), the performance of acquired properties and the achievement of targeted levels of property-level returns after transactional capitalized expenditures, as well as other corporate objectives, as discussed in more detail below.

Because each component of our compensation program is designed to accomplish or reward different objectives, historically and in 2011, the Compensation Committee determined the award of each component separately. Historically and in 2011, the Compensation Committee did not retain or rely on information provided by any third-party compensation consultant in setting compensation levels and awards for our named executive officers. The Compensation Committee reviews information concerning compensation of executive officers at the Compensation Survey Companies named on page 25. However, information regarding the Compensation Survey Companies is only one factor considered by the Compensation Committee in determining the compensation paid to the named executive officers. The Compensation Committee also considers corporate, business unit and individual performance generally, and, particularly with respect to Mr. Russell’s compensation, input from other Board members, including the Chairman of the Board. With respect to the compensation of the executive officers who report to Mr. Russell, the Compensation Committee also considers the recommendations of Mr. Russell.

The Compensation Committee made all final compensation decisions for named executive officers in 2011. For more information on the Compensation Committee and its responsibilities, see “Corporate Governance and Board Matters—Compensation Committee” on page 7.

Elements of Compensation

Base Salaries. Base salaries provide a base level of monthly income for our named executive officers. We believe that providing a fixed level of guaranteed cash compensation is important to allow us to attract and retain executives. We establish base salaries for named executive officers at a level so that a significant portion of the total cash compensation such executives can earn is performance-based through annual incentive compensation. As a result, base salaries may not be increased for several years.

Base salaries are set based on factors that include whether levels are competitive with the salaries for individuals with comparable experience and responsibilities at the Compensation Survey Companies, competitive conditions in the local market, an individual’s performance and responsibilities and the business judgment of the members of the Compensation Committee. The factors considered also include input from other Board members, including the Chairman of the Board, particularly with respect to Mr. Russell’s salary, and the recommendations of Mr. Russell for the other named executive officers. In general, the Compensation Committee reviews base salaries bi-annually for the named executive officers.

Bonuses. Our annual incentive cash bonus program provides an opportunity to reward named executive officers for the company’s performance during the fiscal year, and their individual contributions to that performance and are generally based on achievement of a threshold corporate performance goal for payment of any bonus and individually established targets that determine the bonus paid to each named executive officer. These objectives generally relate to financial factors, primarily FAD, growth in same store NOI and the maintenance of targeted levels of property-level returns after transactional capitalized expenditures, and achievement of other operational and financial goals.

Target annual incentive bonus amounts are set for each named executive officer based on job responsibilities and typically range up to 100% of base salary for the chief executive officer and chief operating officer and lesser amounts for the other named executive officers, due to the increased responsibilities required of the chief executive and operating officers. The Compensation Committee has the discretion to increase or reduce the amount of any actual award based on those factors that the Compensation Committee considers appropriate. The Committee typically exercises this discretion to ensure that management makes decisions based on what is in the company’s best interest.

Equity-Based Compensation. Equity awards of restricted stock units or stock options are long-term incentives designed to reward long-term growth in the price of and, in the case of restricted stock units, dividends paid on PS Business Parks common stock and shareholder value. Both types of equity awards help retain executives because they achieve their maximum value only if the executive continues to be employed by PS Business Parks for a period of years and their value is enhanced if the price of our common stock increases over the common stock price on the date of grant.

The Compensation Committee has the discretion to award executive officers restricted stock units, stock options or a mix of both. The Compensation Committee does not set awards based on a fixed weighting between stock options and restricted stock units. However, it may determine not to award stock options or restricted stock units during certain periods. For example, the Compensation Committee has focused equity compensation for the named executive officers on awards of restricted stock units for each year and the four-year period for 2012 through 2015 under a senior management long-term equity incentive equity program. The program, described in more detail below, provides for awards of restricted stock units for the achievement of annual and a four year average target for increases in total shareholder return. No grants of stock options were made to the named executive officers in 2011 and the Committee does not expect to award any stock options to the current executive officers during the term of the senior management long-term equity incentive program for 2012-2015.

Performance-Based Restricted Stock Units and Restricted Stock

Restricted stock units and restricted stock increase in value as the value of the company’s common stock and/or dividends increase and generally vest over time provided that the executive officer remains in the employ of the company. Accordingly, awards of restricted stock units or restricted stock serve the Committee’s objective of retaining company executive officers and other employees and motivating them to advance the long-term interests of the company and its shareholders. They may also offer value during difficult market conditions because they retain some value even in declining markets, which may enhance their retention value at a time when we may most need executive talent. No grants of restricted stock or restricted stock units were made to the named executive officers in 2011. However, in early 2012, the Committee also awarded a significant portion of the 2011 annual incentive bonus in restricted stock units in order to align this payment to the performance of acquired properties. In addition, as described in more detail below, the Committee established the 2012-2015 senior management long-term equity incentive program to provide for awards of restricted stock units based on achievement of targeted levels of increases in total shareholder return during 2012 to 2015.

Stock Options

Stock options have value solely to the extent that the price of our common shares increases over the grant price during the term of the option. Stock options are granted with an exercise price of not less than 100% of the fair market value of our common stock on the date of grant so that the executive officer may not profit from the option unless the stock price increases. No stock options were awarded to executive officers in 2011 and the Compensation Committee does not anticipate granting stock options to any current executive officer during the four-year period, 2012 to 2015, for the senior management long-term equity incentive program.

Equity Grant Practices

Equity grants, including grants of restricted stock or units or stock options, to all executive officers, including named executive officers, must be approved by the Compensation Committee. These grants occur only at meetings of the Compensation Committee (including telephonic meetings), and such grants are made effective as of the date of the meeting or a future date, if appropriate (such as in the case of a new hire). In general, the Compensation Committee evaluates equity awards for executive officers in February or March of each year and evaluates the awards in light of performance during the preceding year. Equity awards are not timed in coordination with the release of material non-public information. The exercise price of all options granted is equal to the closing market price of our common stock on the date of grant.

Equity awards, including grants of stock options, to employees who are not executive officers may also be made by the Equity Awards Committee of the Board, which consists of two directors appointed by the Board, currently and during 2011, Messrs. Havner and Russell. These grants are made pursuant to the terms of the 2003 Stock Option and Incentive Plan and the authorization of the Board. The Equity Awards Committee acts after consideration of management’s recommendations. Equity grants to non-executive officers may be made at various times during the year, but are not timed in coordination with the release of material non-public information. Awards to non-executive officers typically vest over a six- year period with vesting beginning one year following the date of grant and then in five equal annual installments.

2011 Base Salaries. The Compensation Committee typically reviews base salaries for increases every two years. In March 2011, the Compensation Committee considered that Mr. Russell’s base salary had not been increased since 2006, and Messrs. Petersen and Stokx had not had an increase since 2007 and Ms. Hawthorne since 2008. The Committee also considered the anticipated business challenges for 2011 and the recommendations of Mr. Russell. Based on its consideration of these matters, the Compensation Committee approved a 10% increase in base salaries for the named executive officers for 2011. Accordingly, Mr. Russell’s base salary was set at $467,500, Mr. Petersen’s at $330,000, Mr. Stokx’s at $247,500 and Ms. Hawthorne’s at $247,500.

2012 Base Salaries. No changes in base salaries for executive officers were considered in 2012, consistent with the Compensation Committee’s practice to review base salaries every two years.

Annual Bonuses for 2011 Performance. In March 2011, the Compensation Committee established the 2011 annual bonus performance targets for each of the named executive officers. After consideration of market conditions, the company’s strategic goals and input from Mr. Russell and other Board members, including the Chairman of the Board, the Compensation Committee determined that a bonus pool for 2011 bonuses to be paid at the 100% level if the company’s 2011 FAD, as adjusted as described below, was at least $102,546,000. The Compensation Committee selected FAD as the key financial metric because of its importance to both the PS Business Parks senior executive team and to investors. The Compensation Committee further determined that if the corporate 2011 FAD targets were met, individual bonuses for executive officers would then be awarded based on achievement of individual leadership and performance metrics related to each named executive officer’s specific job function.

Although the Compensation Committee recognized that the 2011 FAD target was challenging, it believed the goal was achievable. However, in March 2012, the Compensation Committee determined that actual 2011 FAD, as adjusted, was $89.7 million and that the FAD target for payment of bonuses had not been achieved. The Committee considered that 2011 FAD results had been impacted adversely by continued softness in the economy. The Committee further considered that despite the shortfall in FAD, 2011 net income increased 33.9% over 2010 and 2011 FFO per share was 20.9% higher than 2010. The company also reduced its cost of capital during 2011, while maintaining a conservative financial profile, and that management completed acquisitions that grew the company’s portfolio of properties by 25%, adding 5.6 million square feet. As a result of these 2011 acquisitions, the company is well positioned for future growth. Finally, the company rebranded and refurbished the assets acquired in the Washington, D.C. metro area during 2010 enhancing market appeal, so that longer term leasing and operational objectives could be achieved in this important market for the company.

The Committee also considered the input of the non-management members of the Board and management’s ability to lead the company through a difficult economic environment. Following consideration of these factors, the Compensation Committee determined to exercise its discretion to award bonuses to executive officers equal to approximately 80% of the amount that would have been paid if the 100% bonus target had been achieved. In consideration of the Board’s retention goals and to further align management and shareholder interests, the Compensation Committee determined to pay a portion of each bonus in cash and the remainder in restricted stock units that vest in five equal annual installments beginning two years from the date of grant. Accordingly, the Compensation Committee awarded $116,875 and 4,000 restricted stock units to Mr. Russell, $87,862 and 3,000 restricted stock units to Mr. Petersen, $61,875 and 2,000 restricted stock units to Mr. Stokx and $61,875 and 2,000 restricted stock units to Ms. Hawthorne. The Chief Executive Officer did not participate in the deliberations of the Compensation Committee with respect to setting his compensation.

Deferred Acquisition Bonus Program. The deferred acquisition bonus program provides for bonus payments based on the achievement of individual property-specific goals designed to promote growth at a property following acquisition. If the Company acquires more than one property during the year, a separate set of goals is established for each property. The goals relate to an individual property and the circumstances of that property at the time of acquisition. The goals may vary from property to property and may relate to occupancy, rental rates, or other property-specific objectives. The goals exclude the capitalized costs of the acquisition and are measured at the end of the property’s “stabilization” period when management has completed any necessary transition activities to assimilate the property into the company’s portfolio. The stabilization period is determined by a number of factors, including necessary repositioning and capital investment, and can range from several months to one, two or three years, typically.

The amount of the potential bonus pool paid is determined at the discretion of the Compensation Committee based on growth at each individual acquisition property that stabilizes during a given year and may be an amount up to 5 basis points (.0005%) of the individual property’s acquisition price. If a pool is established for a newly stabilized property, the recipients and amounts paid are determined in the discretion of the chief executive officer. The chief executive officer and the chief financial officer are not eligible to participate. For 2011, Mr. Petersen was the only executive officer to receive an award under the program in the amount of $5,362, which was related to the stabilization of one acquisition portfolio.

2012 Executive Officer Annual Cash Bonus Performance Targets. In March 2012, the Compensation Committee established the 2012 annual bonus performance targets for each of the named executive officers. After consideration of market conditions, the company’s strategic goals and input from Mr. Russell and other Board members, the Compensation Committee determined that 2012 bonus goals would again be based on the achievement of targeted levels of FAD, including minimizing any further declines in FAD, for the corporate component, adjusted for reductions or increases in preferred distributions related to the repurchase or issuance, respectively, of preferred securities and for income, capital and expenses incurred in connection with property acquisitions and dispositions. The Compensation Committee established a minimum bonus payment of 25% of base salary with the opportunity to earn increased bonus amounts up to 150% of base salary depending on the level of FAD achieved. The Compensation Committee selected FAD as the key financial metric because of its importance to both the PS Business Parks senior executive team and to investors.

If the corporate FAD targets are met for 2012 and the size of the bonus pool is set, individual bonuses for all named executive officers will be awarded 70% based on the FAD level achieved and 30% based on performance goals related to achieving a same store NOI increase, meeting established performance targets for recently acquired properties and meeting overall leasing goals. The Compensation Committee considers achievement of the 2012 bonus targets to be challenging, but achievable.

The Committee also determined target bonus amounts for achievement of the FAD level required for payment of a 100% bonus for 2012 performance for Mr. Russell of $467,500, for Mr. Petersen of $330,000, for Mr. Stokx of $247,500 and for Ms. Hawthorne of $247,500. As noted previously, FAD levels for payment of 25% up to 150% of the bonus target amount were also established as part of the 2012 performance bonus program, which would adjust the target bonus amount paid by the percentage ranging between 25% and 150% based on the level were achieved.

Senior Management Long-Term Equity Incentive Program for 2012 -2015. In December 2011, the Compensation Committee approved, and the Board ratified, the Senior Management Long-Term Equity Incentive Program for 2012-2015 (“LTEIP”). Under the program, named executive officers are eligible to receive two types of awards of restricted stock based on the achievement of targeted increases in total return (defined as growth in the company’s internally calculated net asset value (NAV) together with dividend yields). Growth in NAV is primarily driven by improved performance of the same-park assets as well as acquired assets once they have completed a period of stabilization.

The first type of award under the LTEIP is an annual award following the end of each of the four years in the program, with the award subject to and based on the achievement of growth in total returns during the previous year. The second type of award, designed to encourage a long-term focus on growth in total returns, is an award based on growth in total returns during the cumulative four-year period, 2012-2015. The Committee considers four to five year total return (dividends plus growth in NAV) a better performance metric than stock-price based total return, although the Committee believes both measures ought to be comparable over the long term.

All awards under the program consist of awards of restricted stock units, representing shares of common stock, which vest over three years beginning on the date of award and conditioned on continued employment. One-third of the total number of shares available for awards under the program is allocated to annual awards and two-thirds are allocated to the awards at the end of the four-year performance period. In the event the total annual return is not met for an annual award, the shares allocated for award for such year are added to the shares that may be received if the four-year target is met.

Annual Awards. The following is a table showing the maximum number of restricted stock units to be awarded to the group of current executive officers if the annual targeted total return is achieved for each of years 2012, 2013, 2014 and 2015 and the potential restricted stock units to be awarded upon achievement of the targets:

2012-2015 Annual Target Total Returns
(annual measurement date is from 1/1 to 12/31 of each year prior to the award )
Award Date:	Total Shares Allocated for Annual Awards to Current NEOs (represented by restricted stock units until vested)
March 2013	23,760
March 2014	23,760
March 2015	23,760
March 2016	23,760

Subject to achieving the targeted annual total return and continued employment, each current executive officer will be awarded the following number of restricted stock units: Joseph D. Russell, Jr.: 10,065, John W. Petersen: 5,115, Edward A. Stokx: 4,290 and Maria R. Hawthorne: 4,290. The restricted stock units vest in three equal annual installments beginning one year from the date of award.

Awards for the Four-Year Period from 2012-2015. Total return for the four-year awards is measured for the four year period January 1, 2012 to December 31, 2015, and divided by four to determine the average annual return over the measurement period. In the event the four-year total return target is achieved for the period January 1, 2012 to December 31, 2015, the maximum aggregate total number of restricted stock units available for awards to executive officers is 192,960, together with any shares added to the four-year pool because an annual target was not achieved. As described above, in the event the total return target is not met for an annual award during the program, the shares allocated for such annual award are added to the shares available for awards if the four-year targeted average total return is achieved. Awards, if any, for the four-year awards will be made in March of 2016. The restricted stock units vest in three equal installments beginning one year from the date of award.

Subject to achieving the targeted four-year average total return and continued employment, each current executive officer will be awarded the following number of restricted stock units: Joseph D. Russell, Jr.: 81,740, John W. Petersen: 41,540, Edward A. Stokx: 34,840 and Maria R. Hawthorne: 34,840. The amounts awarded would be adjusted upward for any shares allocated to annual awards that were not achieved and re-allocated to awards under the four-year pool. The restricted stock units vest in three equal annual installments beginning one year from the date of award.

The restricted stock units available for award under the 2012-2015 LTEIP are allocated among the chief executive officer and the other named executive officers in amounts ranging from 42% to 18% of the total allocation to executive officers. The percentage allocations are based on the Compensation Committee’s subjective assessment of each individual’s relative responsibilities and contributions to the company’s NAV growth. With respect to the allocations to the named executive officers other than Mr. Russell, the committee also considered the recommendations of the chief executive officer.

Given the challenge implicit in the target goal, in the event the four-year target is not achieved, the Compensation Committee has the discretion to extend the program for a fifth year. If the four year target is achieved at the end of the fifth year, the restricted stock units awarded under the program will be reduced by 20%.

Role of Executive Officers. In general, Mr. Russell attends all meetings of the Compensation Committee at which (1) compensation of the other named executive officers or other employees is discussed and/or (2) company-wide compensation matters, such as the consideration of new equity plans, are discussed. Mr. Russell does not vote on items before the Compensation Committee. As discussed in more detail below, the Compensation Committee solicits Mr. Russell’s view on the performance of the executive officers reporting to him, including each of the other named executive officers. In general, the Compensation Committee sets the compensation for the other named executive officers after consideration of the recommendations prepared by Mr. Russell with respect to appropriate amounts to reward and incentivize each named executive officer. In addition, the Compensation Committee solicits the views of the Chairman of the Board and other Board members, particularly with respect to compensation for Mr. Russell. The Compensation Committee met seven times during 2011. Mr. Russell attended at least a portion of all of the meetings. Mr. Russell did not participate in the deliberations of the Compensation Committee with respect to setting his compensation.

Compensation Survey Companies. Each component of compensation for the named executive officers—salary, annual cash bonus and equity compensation—is based generally on the Compensation Committee’s (and Mr. Russell’s for each of the other named executive officers) subjective assessment of each individual’s role and responsibilities, corporate and individual achievements and consideration of market compensation rates. Market compensation rates are considered by the Compensation Committee in determining compensation levels. However, we do not “benchmark” or specifically target certain levels of compensation. For the named executive officers, the Compensation Committee primarily determines market compensation rates by reviewing public disclosures of compensation paid to senior executive officers at other office and industrial companies with a total market capitalization that the Compensation Committee deems comparable (the “Compensation Survey Companies”). In 2011, the Compensation Survey Companies were:

• Alexandria Real Estate Equities, Inc.	• First Industrial Realty Trust, Inc.
• BioMed Realty Trust • Boston Properties Inc.	• Franklin Street Properties Corp. • Highwoods Properties, Inc.
• Brandywine Realty Trust	• Kilroy Realty Corporation
• Corporate Office Properties Trust	• Liberty Property Trust
• DCT Industrial Trust Inc.	• Mack Cali Realty corp.
• Douglas Emmett, Inc.	• Mission West Properties, Inc.
• Duke Realty Corp.	• ProLogis
• EastGroup Properties, Inc.	• SL Green Realty Corp.

As discussed above, the information regarding the Compensation Survey Companies is only one factor considered by the Compensation Committee in determining the compensation paid to the named executive officers. The Compensation Committee also considers corporate, business unit and individual performance and the views of other Board members, including the Chairman, as well as the recommendations of Mr. Russell with respect to compensation of the other named executive officers.

Tax and Accounting Considerations—Code Section 162(m). Section 162(m) of the Code imposes a $1,000,000 limit on the annual deduction that may be claimed for compensation paid to each of the chief executive officer and three other highest paid employees of a publicly-held corporation (other than the chief financial officer). Certain performance-based compensation awarded under a plan approved by shareholders is excluded from that limitation, as is certain compensation paid by a partnership, such as PS Business Parks, L.P. (the “Operating Partnership”). Most of our employees and all of our named executive officers are employed by the Operating Partnership. As a result, we do not believe the provisions of Section 162(m) apply to compensation for our named executive officers, who are employees of the Operating Partnership. However, our 2012 Equity and Performance-Based Incentive Compensation Plan proposed for approval by shareholders at the 2012 Annual Meeting is designed to permit the Compensation Committee to make awards that qualify for deduction as performance-based compensation consistent with the requirements of Section 162(m). The Compensation Committee generally considers the requirements of Section 162(m) when reviewing incentive compensation matters.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors of PS Business Parks, Inc. has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011.This report is provided by the following independent directors who comprise the Compensation Committee:

THE COMPENSATION COMMITTEE

James H. Kropp (Chairman)

Jennifer Holden Dunbar

Michael V. McGee

Compensation of Executive Officers

The following table sets forth certain information concerning the compensation for 2011 paid to the company’s principal executive officer, principal financial officer and the two other most highly compensated persons who were executive officers of the company on December 31, 2011 (the “named executive officers”). These four officers constitute all the company’s executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus(1)	Stock Awards ($) (2)	Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($) (3)		All Other Compensation (4)		Total ($)
Joseph D. Russell, Jr., President and Chief Executive Officer	2011 2010 2009	$ $ $	457,665 425,790 425,790	$116,875 — —	— — —	$	— 391,300 —	$ $	— 572,348 340,550	$ $ $	14,420 26,300 42,800	$ $ $	588,960 1,415,738 809,140
John W. Petersen, Executive Vice President and Chief Operating Officer	2011 2010 2009	$ $ $	323,290 300,790 300,790	$82,500 — —	— — —	$	— 270,900 —	$ $ $	5,362 433,575 223,050	$ $ $	12,110 17,786 24,804	$ $ $	423,262 1,023,051 548,644
Edward A. Stokx, Executive Vice President and Chief Financial Officer	2011 2010 2009	$ $ $	242,665 225,790 225,790	$61,875 — —	— — —	$	— 210,700 —	$ $	— 290,777 168,200	$ $ $	11,862 16,511 21,931	$ $ $	316,402 743,778 415,921
Maria R. Hawthorne, Executive Vice President, East Coast	2011 2010 2009	$ $ $	242,612 225,737 225,737	$61,875 — —	— — —	$	— 240,800 —	$ $	— 265,500 134,868	$ $ $	11,578 15,872 21,618	$ $ $	316,065 747,909 382,223

(1)	Includes the cash portion paid for 2011 bonuses. The remainder of the 2011 bonus was paid in restricted stock units described on pages 22-23.

(2)	The amounts for stock awards and option awards reflect the grant date fair value in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts for 2011 are included in Note 10 to the company’s audited financial statements for the fiscal year ended December 31, 2011, included in the company’s Annual Report on Form 10-K filed with the SEC on February 27, 2012.

(3)	Includes amounts earned pursuant to the company’s annual incentive award program. For Mr. Petersen, also includes $5,362 awarded under the deferred acquisition bonus plan for 2011.

(4)	All Other Compensation for 2011 consists of (1) company contributions to the 401(k)/Profit Sharing Plan (4% of the annual cash compensation up to a maximum of $9,800 in 2011) and (2) dividend equivalent payments on unvested restricted stock units:

Name	Company Contributions To 401(k)/Profit Sharing Plan	Dividends Paid On Stock Awards	Total
Joseph D. Russell, Jr.	$9,800	$4,620	$14,420
John W. Petersen	$9,800	$2,310	$12,110
Edward A. Stokx	$9,800	$2,062	$11,862
Maria R. Hawthorne	$9,800	$1,778	$11,578

The following table sets forth certain information relating to grants of plan-based awards to the named executive officers during 2011.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
		Threshold ($)	Target ($)	Maximum ($)
Joseph R. Russell, Jr. — Annual Incentive	3-17-11	—	$467,500	$935,000

John W. Petersen — Annual Incentive	3-17-11	—	$330,000	$660,000

Edward A. Stokx — Annual Incentive	3-17-11	—	$247,500	$495,000

Maria R. Hawthorne — Annual Incentive	3-17-11	—	$247,500	$495,000

(1)	These amounts relate to possible payouts under the annual bonus plan pursuant to performance criteria set by the Compensation Committee on March 17, 2011. Although no amounts were earned under the Plan for 2011, as discussed above, the Compensation Committee determined to exercise its discretion to award bonuses to executive officers equal to approximately 80% of the amount that would have been paid if the 100% bonus target had been achieved.

The following table sets forth certain information concerning outstanding equity awards held by the named executive officers at December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Joseph D. Russell, Jr.	59,216	0		$34.34	9-9-2012	1,500	$83,145
	50,000 13,000	0 52,000	$ $	43.75 52.35	8-5-2015 3-15-2020

John W. Petersen	36,000 9,000	0 36,000	$ $	45.51 52.35	12-1-2014 3-15-2020	750	$41,573

Edward A. Stokx	7,000	28,000		$52.35	3-15-2020	584	$32,371

Maria R. Hawthorne	8,000	32,000		$52.35	3-15-2020	500	$27,715

(1)	All unvested stock options granted vest at a rate of 20% per year on each grant anniversary date beginning one year from March 15, 2010, the date of grant.

(2)	All unvested restricted stock units vest were granted on March 17, 2008 and finally vest on March 17, 2012.

(3)	Assumes a price of $55.43 per share, the closing price for common stock on the New York Stock Exchange on December 31, 2011.

OPTION EXERCISES AND STOCK VESTED

The following table provides information about options exercised by and restricted stock unit awards vested for the named executive officers during the fiscal year ended December 31, 2011.

	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Stock Awards
Name			Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Joseph D. Russell, Jr.	—	—	4,500 shares	$261,855
John W. Petersen	9,000 shares	$152,219	2,250 shares	$130,928
Edward A. Stokx	—	—	2,350 shares	$136,093
Maria R. Hawthorne	—	—	2,040 shares	$118,119

(1)	Value realized represents the difference between the market price of the company stock at the time of exercise and the exercise price of the options. Does not reflect any tax or other required withholdings.

(2)	Value realized calculated based on the number of shares vesting multiplied by the closing market price of our common stock on the New York Stock Exchange on the vesting date.

PENSION/NONQUALIFIED DEFERRED COMPENSATION PLANS

We do not maintain a pension plan or deferred compensation plan for any of our employees, including the named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Payments Upon Termination

We do not have a formal severance or retirement program for payments on termination of employment through voluntary or involuntary termination, other than as specifically set forth in the company’s Performance-Based Compensation Plan, 2003 Plan, 401(k)/Profit Sharing Plan or as required by law. These include:

•	vested stock options following a voluntary termination of employment must be exercised within 30 days following the individual’s last date of employment;

•	amounts contributed under our 401(k)/Profit Sharing Plan; and

•	accrued and unused vacation pay paid in a lump sum.

Payments Upon Death or Disability

In the event of the death or permanent and total disability of a named executive officer while employed by the company, the executive officer will receive 401(k)/Profit Sharing Plan contributions noted above and accrued unused vacation pay, in addition to the following:

•

All unvested outstanding stock options held by the officer accelerate and vest as of the date of death and may be exercised during the one-year period following the date of death, but prior to termination of the option;

•

All outstanding unvested stock options and restricted stock units held by the officer continue to vest and are exercisable during the one-year period following the date of such permanent and total disability, but prior to termination of the option; and

•	The officer will receive payments under the company’s life insurance program or disability plan, as applicable, similar to all other employees of the company.

Payments Upon a Change of Control

The company’s 2003 Plan provides that upon the occurrence of a “change of control” of the company:

•	all outstanding unvested restricted stock units and restricted stock grants will vest immediately; and

•

all outstanding unvested stock options vest 15 days before consummation of such a change of control and are exercisable during such 15-day period, with such exercise conditioned upon and effective immediately before consummation of the change of control.

A “change of control” is defined in the 2003 Plan to include:

•	the dissolution or liquidation of the company or a merger in which the company does not survive,

•	the sale of substantially all the company’s assets, or

•

any transaction which results in any person or entity, other than B. Wayne Hughes and members of his family and their affiliates, owning 50% or more of the combined voting power of all classes of our stock.

The foregoing provisions do not apply to the extent (1) provision is made in writing in connection with the “change of control” for continuation of the 2003 Plan or substitution of new options, restricted stock and restricted stock units or (2) a majority of the Board determines that the “change of control” will not trigger application of the foregoing provisions.

The following table shows the estimated value of the acceleration of unvested equity awards pursuant to the termination events described above assuming the change of control event occurred as of December 31, 2011 and assuming a closing market price of our common stock on such date of $55.43.

Name	Value of vesting of all outstanding unvested options (1)	Value of vesting of all outstanding restricted stock units (2)
Joseph D. Russell, Jr.	$160,160	$83,145
John W. Petersen	$110,880	$41,573
Edward A. Stokx	$86,240	$32,371
Maria R. Hawthorne	$98,560	$27,715

(1)	Represents the difference between the exercise price of options held by the executive and the closing price of the PS Business Parks common stock on the New York Stock Exchange on December 31, 2011 of $55.43.

(2)	Represents the number of restricted stock units multiplied by the closing price of the company’s common stock on the New York Stock Exchange on December 31, 2011.

PROPOSAL 3

APPROVE 2012 EQUITY AND PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN

At the Annual Meeting, our shareholders will be asked to approve the adoption of the PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation Plan (the “2012 Incentive Plan”). Upon the recommendation of the Compensation Committee, the 2012 Incentive Plan was approved by the Board on February 20, 2012, subject to approval of the 2012 Incentive Plan by the shareholders of the company. The Board believes the 2012 Incentive Plan will enhance the company’s ability to attract and retain highly qualified officers and directors, key employees and other persons providing services to us and our subsidiaries; to provide incentive compensation opportunities that are competitive with other corporations and real estate investment trusts; to motivate participants to achieve our corporate goals; and further link executive compensation to the enhancement of long-term shareholder returns. Accordingly, the Board believes that approval of the 2012 Incentive Plan is in the best interests of the company and its shareholders.

Effective with the Board’s approval of the 2012 Incentive Plan, the Board determined no further awards would be made under the company’s existing incentive plans (the “Prior Plans”) unless shareholders did not approve the 2012 Incentive Plan. If shareholders do not approve the 2012 Incentive Plan, compensatory equity-based grants to eligible participants will continue to be made under the Prior Plans to the extent of any shares of common stock available for issuance under the Prior Plans.

Key Features of 2012 Incentive Plan

As described below, the 2012 Incentive Plan generally provides for:

•	granting of stock options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

•	a ten-year maximum term for stock options and stock appreciation rights;

•	no vesting in dividends or dividend equivalent rights paid on performance-based awards unless the underlying awards vest;

•	no repricing of stock options or stock appreciation rights without prior shareholder approval; and

•	no reload or “evergreen” share replenishment features.

Summary of Material Provisions of 2012 Incentive Plan

The following summary of the material provisions of the 2012 Incentive Plan is qualified in its entirety by reference to the complete text of the 2012 Incentive Plan, which is attached as Appendix A to this proxy statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2012 Incentive Plan in their entirety.

Unless the context requires otherwise, references to “the company” in the following summary refer solely to the company and not to subsidiaries of the company.

Purpose. The 2012 Incentive Plan is intended to (1) provide participants in the 2012 Incentive Plan with an incentive to contribute to the company’s success and to manage the company’s business in a manner that will provide for the company’s long-term growth and profitability to benefit its shareholders and other important stakeholders and (2) provide a means of obtaining, rewarding and retaining key personnel.

Eligible Participants. Awards may be granted under the 2012 Incentive Plan to individuals who are employees, officers or directors of the company or an affiliate, or consultants or advisers (who are natural persons) providing services to the company or an affiliate. Any other individual whose participation in the 2012 Incentive Plan is determined to be in the best interests of the company may also be granted awards.

As of March 13, 2012, approximately 160 employees, including twelve officers, and ten directors of the company or any of its subsidiaries or other affiliates would be eligible to participate in the 2012 Incentive Plan.

Effective Date. The 2012 Incentive Plan was effective on February 20, 2012, the date on which it was approved by the company’s Board of Directors, subject to shareholder approval within one year.

Term. The 2012 Incentive Plan will terminate automatically ten years after its effective date, unless it is earlier terminated by the Board of Directors.

Administration. The 2012 Incentive Plan generally will be administered by a committee, which we refer to as the “Committee,” consisting of two or more directors of the company. Each such director will be required to qualify as an “independent director” under the New York Stock Exchange listing rules, a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and an “outside director” within the meaning of section 162(m) of the Internal Revenue Code and related regulations. The Committee initially will be the Compensation Committee and may be a subcommittee of the Compensation Committee that satisfies the foregoing requirements.

The Board of Directors also will be authorized to appoint one or more committees of the Board of Directors consisting of one or more directors of the company who need not be non-employee directors, subject to applicable law. Any such committees would be authorized to administer the 2012 Incentive Plan with respect to participants in the plan who are not company “officers” within the meaning of Rule 16a-1(f) under the Securities Exchange Act or company directors and, in this capacity, would be authorized to grant awards under the 2012 Incentive Plan to such participants and to determine all terms of such awards.

The Board of Directors will retain the authority under the 2012 Incentive Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2012 Incentive Plan.

Except where the authority to act on such matters is specifically reserved to the Board of Directors under the 2012 Incentive Plan or applicable law, the compensation committee and each other committee acting in accordance with the foregoing plan provisions (which will be the “Committee” as defined in the 2012 Incentive Plan) will have full power and authority to interpret and construe all provisions of the 2012 Incentive Plan, any award or any award agreement, and to make all related determinations, including the power and authority to:

•	designate grantees of awards;

•	determine the type or types of awards to be made to a grantee;

•	determine the number of shares of common stock subject to an award;

•	establish the terms and conditions of each award;

•	prescribe the form of each award agreement; and

•

subject to limitations in the 2012 Incentive Plan (including the prohibition on repricing of options and stock appreciation rights without shareholder approval), amend, modify or supplement the terms of any outstanding award.

Amendment and Termination. The Board of Directors will be authorized to amend, suspend or terminate the 2012 Incentive Plan as to any shares of the company’s common stock as to which awards have not been made. Any amendment to the 2012 Incentive Plan, however, will be subject to receipt of the approval of the company’s shareholders if shareholder approval of the amendment is required by any law or regulation or the listing rules of the New York Stock Exchange (or any other stock exchange on which the common stock is listed in future), or to the extent determined by the Board of Directors. Shareholder approval will be required for any proposed amendment to the 2012 Incentive Plan provisions that prohibit the repricing of outstanding stock options or stock appreciation rights or that generally require the option price of any stock option to be at least equal to the fair market value of the company’s common stock on the option grant date. Without the consent of the affected recipient of an outstanding award, no amendment, suspension or termination of the 2012 Incentive Plan may impair the rights or obligations under that award.

Awards. The following type of awards may be made under the 2012 Incentive Plan, subject to the limitations set forth in the plan:

•	stock options, which may be either incentive stock options or non-qualified stock options;

•	restricted stock;

•	restricted stock units;

•	performance shares or other performance-based awards;

•	dividend equivalent rights;

•	stock appreciation rights (“SARs”);

•	other equity-based awards, including unrestricted stock; and

•	cash awards.

An incentive stock option is an option that meets the requirements of section 422 of the Internal Revenue Code, and a non-qualified stock option is an option that does not meet those requirements. Restricted stock is an award of the common stock on which are imposed vesting restrictions that subject the shares to a substantial risk of forfeiture, as defined in section 83 of the Internal Revenue Code. A restricted stock unit is an award that represents a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock.

Performance-based awards are awards of options, restricted stock, restricted stock units, SARs, other equity-based awards or cash made subject to the achievement of one or more pre-established performance goals over a performance period established by the Committee. An award of performance shares is a performance-based award representing a right or interest denominated or payable in stock, valued by reference to stock, or otherwise based on or related to stock that is made subject to the achievement of one or more pre-established performance goals over a performance period of up to ten years.

Dividend equivalent rights are awards entitling the grantee to receive cash, stock, other awards under the 2012 Incentive Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. A SAR is a right to receive upon exercise, in the form of common stock, cash or a combination of common stock and cash, the excess of the fair market value of one share of common stock on the exercise date over the grant price of the SAR. Unrestricted stock is an award of shares of common stock that is free of restrictions other than those imposed under federal or state securities laws.

The 2012 Incentive Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would apply under the 2012 Incentive Plan in the absence of the different terms and conditions in the award agreement.

Awards under the 2012 Incentive Plan may be granted alone or in addition to, together with, or in substitution or exchange for any other award under the 2012 Incentive Plan, other awards under another compensatory plan of the company or any of its affiliates (or any business entity that has been a party to a transaction to the company or any of the company’s affiliates), or other rights to payment from the company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

Awards under the 2012 Incentive Plan may be settled in cash, common stock, other awards under the 2012 Incentive Plan or other property. The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. No dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs.

Awards under the 2012 Incentive Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the company or one of its subsidiaries or other affiliates.

Clawback; Forfeiture. Any award granted pursuant to the 2012 Incentive Plan will be subject to mandatory repayment by the grantee to the company to the extent the grantee is, or in the future becomes, subject to (1) any company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (2) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in any such law, rule or regulation.

In addition, the Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the company or any affiliate, confidentiality obligation with respect to the company or any affiliate, company policy or procedure, other agreement or any other obligation of the grantee to the company or any affiliate, to the extent specified in such award agreement. The Committee may annul an outstanding award if the grantee thereof is an employee and is terminated for “Cause” as defined in the 2012 Incentive Plan or the applicable award agreement or for “cause” as defined in any other agreement between the company or such affiliate and such grantee, as applicable.

Shares Available for Issuance. Subject to the adjustments described below, the maximum number of shares of the company’s common stock that will be available for issuance under the 2012 Incentive Plan will be equal to 1,000,000 shares, plus the number of shares subject to awards outstanding under the existing incentive plans as of the date of shareholder approval of the 2012 Incentive Plan which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

The foregoing number of shares available for issuance under the 2012 Incentive Plan will be increased by the number of shares subject to (1) awards previously granted under a compensatory plan by another business entity and assumed by the company in connection with a merger, reorganization, separation or other transaction which involves the other business entity and to which section 424(a) of the Internal Revenue Code applies, and (2) awards under the 2012 Incentive Plan granted in substitution for such assumed awards. Further, subject to applicable New York Stock Exchange listing rules, shares available for issuance under a shareholder-approved plan of a business entity that is a party to one of the foregoing types of transactions (adjusted as necessary to reflect the transaction) may be used for awards under the 2012 Incentive Plan and will not reduce the number of shares otherwise available for issuance under the 2012 Incentive Plan.

Shares subject to an award granted under the 2012 Incentive Plan will be counted against the maximum number of shares of the company’s common stock available for issuance under the plan as one share for every one share of common stock subject to such an award. Shares subject to an award of stock appreciation rights will be counted against the maximum number of shares available for issuance under the plan as one share for every one share of common stock subject to such an award regardless of the number of shares of common stock actually issued to settle such stock appreciation rights upon the exercise of those rights.

Shares subject to an award granted under the 2012 Incentive Plan will again become available for issuance under the 2012 Incentive Plan if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below).

No additional awards under the Prior Plans will be made after February 20, 2012, assuming shareholder approval of the 2012 Incentive Plan. Shares of common stock reserved under the existing incentive plans before date of shareholder approval of the 2012 Incentive Plan may be issued and delivered following the effective date of the 2012 Incentive Plan to settle such awards granted under the existing incentive plans before date of shareholder approval of the 2012 Incentive Plan.

The number of shares available for issuance under the 2012 Incentive Plan will not be increased by the number of shares:

•	tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option;

•	deducted or delivered from payment of an award in connection with the company’s tax withholding obligations; or

•	purchased by the company with proceeds from option exercises.

The 2012 Incentive Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when the company has a class of equity securities registered under Section 12 of the Securities Exchange Act:

•

the maximum number of shares of the company’s common stock subject to stock options or SARs that may be granted under the 2012 Incentive Plan in a calendar year to any person eligible for an award will be 250,000 shares;

•

the maximum number of shares of the company’s common stock that may be granted under the 2012 Incentive Plan, other than pursuant to stock options or SARs, in a calendar year to any person eligible for an award will be 250,000 shares;

•	the maximum amount that may be paid as a cash-settled performance-based award to any person eligible for an award will be $2,5000,000 for a performance period of 12 months or less; and

•

in the event a performance period is greater than twelve-months, then the maximum award that may be paid to any person eligible for an award with respect to the performance period will be an amount that bears the same relationship to the new period of time as the foregoing amounts bear to a twelve-month performance period.

The maximum number of shares available for issuance pursuant to incentive stock options granted under the 2012 Incentive Plan will be the same as the number of shares available for issuance under the 2012 Incentive Plan.

The number and kinds of shares of stock for which awards may be made under the 2012 Incentive Plan, including the share limits described above, will be adjusted proportionately and accordingly by the Committee if the number of outstanding shares of the company’s common stock is increased or decreased or the shares of the company’s common stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of the company’s common stock effected without receipt of consideration by the company .

Shares of common stock to be issued under the 2012 Incentive Plan will be authorized and unissued shares or, to the extent permitted under applicable laws, shares of treasury stock or issued shares that have been reacquired by the company.

On March 26, 2012, the closing price of the company’s common stock as reported on the New York Stock Exchange was $64.63 per share.

Fair Market Value Determination. For so long as the company’s common stock remains listed on the New York Stock Exchange, the fair market value of the common stock on an award grant date, or on any other date for which fair market value is required to be established under the 2012 Incentive Plan, will be the closing price of the common stock as reported on the New York Stock Exchange on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on the New York Stock Exchange on the next preceding date on which any sale of common stock shall have been reported on the New York Stock Exchange. For same day sales, the 2012 Incentive Plan provides that the sale price can be used as the proper basis for fair market value instead of the closing price.

If the company’s common stock ceases to be listed on the New York Stock Exchange and is listed on another established national or regional stock exchange or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market. If the company’s common stock ceases to be listed on the New York Stock Exchange or another established national or regional stock exchange or traded on another established securities market, the Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with section 409A of the Internal Revenue Code.

Stock Options. An option granted under the 2012 Incentive Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2012 Incentive Plan. No option may be exercisable more than ten years after the option grant date. The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service.

The exercise price per share under each option granted under the 2012 Incentive Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2012 Incentive Plan), of the fair market value of the common stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the company or an affiliate or with which the company or an affiliate has combined or will combine.

The aggregate fair market value of the common stock determined on the option grant date with respect to which incentive stock options are exercisable for the first time during any calendar year may not exceed $100,000.

Except in connection with a corporate transaction involving the company (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the company may not, without obtaining shareholder approval, (1) amend the terms of outstanding options to reduce the exercise price of such outstanding options, (2) cancel outstanding options in exchange for options with an exercise price that is less than the exercise price of the original options or (3) cancel outstanding options with an exercise price above the current stock price in exchange for cash or other securities.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in such forms as are approved by the Committee. These forms may include, in the Committee’s discretion, cash, cash equivalents acceptable to the company, shares of the company’s common stock and net issuance.

Awards of stock options generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution or (2) in the case of non-qualified stock options, for a transfer by a grantee not for value to a family member if such a transfer is authorized in the applicable award agreement or otherwise by the Committee. A transfer not for value is a transfer which is a gift, a transfer under a domestic relations order in settlement of marital property rights, or, unless applicable laws do not permit such a transfer, a transfer to an entity in which more than 50% of the voting interests are owned by family members and/or the grantee in exchange for an interest in such an entity. The 2012 Incentive Plan defines “family member” of a grantee to include the following:

•

a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such grantee;

•	any person sharing such grantee’s household (other than a tenant or employee);

•	a trust in which any one or more of the persons above (and such grantee) own more than 50% of the beneficial interest;

•	a foundation in which any one or more of the persons specified in the first two bullets above (and such grantee) control the management of the foundation’s assets; and

•	any other entity in which one or more of the persons specified in the first two bullets above (and such grantee) own more than 50% of the voting interests.

Restricted Stock and Restricted Stock Units. Subject to the provisions of the 2012 Incentive Plan, the Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. A grantee of restricted stock will have all the rights of a shareholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Grantees of restricted stock units will have no voting or dividend rights or other rights associated with stock ownership, although the Committee may award dividend equivalent rights on such units.

Grantees will not vest in dividends paid on performance-based awards of restricted stock or in dividend equivalent rights paid on performance-based awards of restricted stock units and will be required to forfeit and repay to the company such dividends and dividend equivalent rights, if the performance goals for the underlying awards of restricted stock or restricted stock units are not achieved. In addition, the Committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted stock or restricted stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest.

The restrictions and the restricted period may differ with respect to each grantee of an award. An award will be subject to forfeiture if events specified by the Committee occur before the lapse of the restrictions.

Awards of restricted stock and restricted stock units generally will be nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Dividend Equivalent Rights. The Committee will be authorized to grant rights to dividend equivalents to a participant in connection with an award under the 2012 Incentive Plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs. Dividend equivalent rights will entitle the participant to receive cash, stock, other awards under the 2012 Incentive Plan or other property equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of common stock. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.

Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the stock on the reinvestment date. Dividend equivalent rights may be settled in cash or shares of stock or a combination thereof, in a single installment or in multiple installments, as determined by the Committee.

A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions which are different from the terms and conditions of the other award, except that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award which vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved.

Dividend equivalents generally will be nontransferable, except for transfers by will or the laws of descent and distribution.

Performance Shares and Other Performance-Based Awards. The Committee may award performance shares and other performance-based awards in such amounts and upon such terms as the Committee may determine. Each grant of a performance-based award will have an initial value or target or actual number of shares of common stock that is established by the Committee at the time of grant. The Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value or number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described below. The Committee will establish the performance periods for performance-based awards. Performance-based awards may be payable in cash or shares of common stock, or a combination thereof, as determined by the Committee.

The 2012 Incentive Plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Committee. Such conditions may include the following:

•	asset write-downs;

•	litigation or claims, judgments or settlements;

•	the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;

•	any reorganization or restructuring events or programs;

•	extraordinary, non-core, non-operating or non-recurring items;

•	acquisitions or divestitures; and

•	foreign exchange gains and losses.

Performance Measures. The 2012 Incentive Plan is designed to permit the Committee to grant awards to covered executive officers that will constitute qualified performance-based compensation for purposes of section 162(m) of the Internal Revenue Code.

Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its principal executive officer or any of the three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with the applicable rules under the Securities Exchange Act. Under the Internal Revenue Code, however, there is no limitation on the deductibility of compensation paid to such officers, who are referred to as “covered executive officers,” that represents qualified performance-based compensation as determined under the Internal Revenue Code. To constitute qualified performance-based compensation, the compensation paid by the company to its covered executive officers must be paid solely on account of the achievement of one or more objective performance goals established in writing by the Committee while the achievement of such goals is substantially uncertain. Performance goals may be based on one or more performance measures consisting of business criteria that apply to the covered officer, a business unit, or the company, a subsidiary or other affiliate on an individual or a consolidated basis, but need not be based on an increase or positive result under the business criteria selected. The Committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is achieved.

The 2012 Incentive Plan authorizes the establishment of performance goals based on any one or more of the following performance measures:

•	funds available for distribution (FAD);

•	total shareholder return or stock price;

•	net asset value (NAV);

•	revenue, revenue growth, or rate of revenue growth;

•	business value;

•	implementation or completion of critical or strategic projects, acquisitions, stabilization of acquired properties, dispositions, development or processes;

•	return on invested capital;

•	rental income, transaction costs, occupancy or geographic business expansion;

•	customer or employee satisfaction or human resources management;

•	operations, cost targets, reductions and savings, productivity and efficiencies, legal matters, or information technology;

•	compliance, financial controls and savings, investor relations or staffing; and

•	any combination of any of the foregoing criteria.

Performance under any of the foregoing performance measures may be used to measure the performance of (1) the company and its subsidiaries and other affiliates as a whole, (2) the company, any subsidiary, and/or any other affiliate or any combination thereof or (3) any one or more business units of the company, any subsidiary, and/or any other affiliate, as the Committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee. The Committee may select performance under the performance measure of share price for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures.

The Committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines in a manner consistent with the requirements of section 162(m) for deductibility.

Stock Appreciation Rights. SARs may be granted in conjunction with all or a part of any option or other award granted under the 2012 Incentive Plan, or without regard to any option or other award. The Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.

Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the Committee may impose.

Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the SAR, as determined by the Committee. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date.

Except in connection with a corporate transaction involving the company (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the company may not, without obtaining shareholder approval, (1) amend the terms of outstanding SARs to reduce the exercise price of such outstanding SARs, (2) cancel outstanding SARs in exchange for SARs with an exercise price that is less than the exercise price of the original SARs or (3) cancel outstanding SARs with an exercise price above the current stock price in exchange for cash or other securities.

Awards of SARs generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution and (2) transfers not for value to a family member, as discussed above under “Stock Options,” if such transfer is authorized in the applicable award agreement or otherwise by the Committee.

Other Equity-Based Awards. The Committee may grant other types of equity-based or equity-related awards, including the grant or offer for sale of shares of unrestricted stock, in such amounts and subject to such terms and conditions as the committee may determine. Any such awards may involve the transfer of shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of the shares of common stock. Any other equity-based awards granted by the Committee may be subject to performance goals established by the Committee based on one or more of the performance measures described above.

Effect of Corporate Transactions. The 2012 Incentive Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a change in control of the company within the meaning of the 2012 Incentive Plan, as described below, which we refer to as a “Change in Control.” The provisions of the 2012 Incentive Plan governing such transactions will apply unless a different treatment of the applicable award is specified in the applicable award agreement at the time of grant, in another agreement with the grantee of the award, or in another writing.

Change in Capitalization. The Committee will adjust the terms of outstanding awards under the 2012 Incentive Plan to preserve the proportionate interests of the holders in such awards if the number of outstanding shares of the company’s common stock is increased or decreased or the shares of the company’s common stock are changed into or exchanged for a different number of shares of kind of capital stock or other securities of the company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of the company’s common stock effected without receipt of consideration by the company. The adjustments will include proportionate adjustments to (1) the number and kind of shares of stock subject to outstanding awards and (2) the per share option price of outstanding options and the per share SAR price of outstanding SARs.

Reorganization not Constituting a Change in Control. If the company is the surviving entity in any reorganization, merger or consolidation of the company with one or more other entities which does not constitute a Change in Control, any outstanding option or SAR will pertain to the securities to which a holder of the number of shares of stock subject to such option or SAR would have been entitled immediately after the transaction, with a corresponding proportionate adjustment to the per share option price and per share SAR price. Further, in the event of any such transaction, performance-based awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of shares of stock subject to such performance-based awards would have been entitled to receive immediately after the transaction.

Change in Control in which Awards are not Assumed. Except as otherwise provided in an award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, restricted stock units, or dividend equivalent rights are not assumed or continued, the following provisions will apply to the awards (to the extent the awards are not assumed or continued):

•

Except with respect to performance-based awards, all outstanding awards of restricted stock, restricted stock units and dividend equivalent rights will be deemed to have vested, and the shares of stock subject to such restricted stock units and dividend equivalent rights will be delivered immediately before the Change in Control, and either of the following two actions will be taken:

–	15 days before the scheduled completion of the Change in Control, all outstanding options and SARs will become immediately exercisable and will remain exercisable for a period of 15 days (subject to completion of the Change in Control); or

–	the Committee may elect to cancel any outstanding awards of options, SARs, restricted stock, restricted stock units and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the Committee), (1) in the case of restricted stock, restricted stock units and dividend equivalent rights (for shares of stock subject thereto), equal to the price per share paid to holders of stock pursuant to the Change in Control and (2) in the case of options or SARs, equal to the product of the number of shares of stock subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of stock pursuant to the Change in Control exceeds (b) the option price or SAR price applicable to such options and SARs.

•	No Performance-Based Award shall vest, partially or fully, in connection with a Change in Control unless the performance conditions for such award have been satisfied.

•	Other equity-based awards will be governed by the terms of the applicable award agreement.

A majority of the Board of Directors may determine that the foregoing provisions shall not apply to a Change in Control.

Change in Control in which Awards are Assumed. Except as otherwise provided in the applicable award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, restricted stock units, dividend equivalent rights or other equity-based awards are being assumed or continued, the 2012 Incentive Plan and such awards (to the extent the awards are assumed or confirmed) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new common stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof. In the event of such a substitution, appropriate adjustments will be made to the number of shares subject to the original awards (disregarding any transaction consideration that is not common stock) and to option and SAR exercise prices.

Definition of Change in Control. The 2012 Incentive Plan generally defines a “Change in Control” to mean the first to occur of any of the following events:

•

the dissolution or liquidation of the company or upon a merger, consolidation or reorganization of the company with one or more entities (other than Public Storage) in which the company is not the surviving entity;

•	a sale of substantially all of the assets of the company to another entity (other than Public Storage);

•

a merger in which the company is the surviving corporation but after which the company’s stockholders immediately prior to such merger cease to own their shares or other equity interest in the company (other than a merger with Public Storage);

•	the acquisition, sale or transfer of more than 50% of the company’s outstanding shares by tender offer or similar transaction (other than by or to Public Storage); or

•	any other transaction that the Board of Directors specifies constitutes a Change of Control, in its sole discretion.

Resales of Shares by Participants. Shares of the company’s common stock issued pursuant to the 2012 Incentive Plan will be eligible for sale by participants in the public market without restriction under the Securities Act of 1933, except that any shares purchased by an “affiliate” of the company, as that term is defined in Rule 144 under the Securities Act of 1933, will be subject to the resale limitations of Rule 144.

A participant who is an affiliate of the company may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of common stock and (2) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about the company.

Outstanding Awards. The value, if any, of outstanding awards under the 2012 Incentive Plan will depend on 2012 performance and accordingly, are not yet determinable. The following table sets forth the aggregate total target benefits that may be earned by each person listed below under the 2012 Incentive Plan for potential bonuses for the fiscal year ended December 31, 2012 and, as applicable, for targeted annual awards under the LTEIP for each fiscal year during the four-year period from January 1, 2012 through December 31, 2015 and for the four-year period ended December 31, 2015:

NEW PLAN BENEFITS

2012 INCENTIVE PLAN

Name and Position	2012 Annual Target Bonus ($) (1)	Total Potential LTEIP Annual Awards for 2012 – 2015 (shares)	Total Potential 2012 - 2015 LTEIP 4-year Awards (shares)
Joseph D. Russell, Jr. Chief Executive Officer and President	$476,500	40,260 shares	81,740 shares
John W. Petersen Executive Vice President and Chief Operating Officer	$330,000	20,460 shares	41,540 shares
Edward A. Stokx Executive Vice President and Chief Financial Officer	$247,500	17,160 shares	34,840 shares
Maria R. Hawthorne Executive Vice President, East Coast	$247,500	17,160 shares	34,840 shares
Executive Group	$1,201,500	95,040 shares	192,960 shares
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	—	56,430 shares	114,510 shares

(1)	Maximum bonus amounts for 2012 annual incentive bonuses are 150% of the amount indicated.

Federal Income Tax Consequences. The following summarizes the federal income tax consequences of awards that may be granted under the 2012 Incentive Plan.

Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the 2012 Incentive Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying disposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. The company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the company complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code.

If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if the company complies with applicable reporting requirements and with the restrictions of section162(m) of the Internal Revenue Code.

Dividend Equivalents Rights. Grantees under the 2012 Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the company complies with applicable reporting requirements and with the restrictions of section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units and Performance-Based Awards. A distribution of common stock or a payment of cash in satisfaction of restricted stock units or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. The company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if the company complies with applicable reporting requirements and with the restrictions of section 162(m) of the Internal Revenue Code.

Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to the company. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the common stock received by the holder. The company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to section 162(m) of the Internal Revenue Code and, as to SARs that are settled in shares of common stock, if the company complies with applicable reporting requirements.

Unrestricted Stock. A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of section 162(m) of the Internal Revenue Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding. Payment of the taxes imposed on awards made under the 2012 Incentive Plan may be made by withholding from payments otherwise due and owing to the holder.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of December 31, 2011 for the company’s Prior Plans at that date: (1) the number of securities to be issued upon the exercise of outstanding stock options, warrants and rights, including restricted share units, (2) the weighted average exercise price of such outstanding stock options, warrants and rights and (3) the number of securities remaining available for future issuance under the plans. All totals include restricted stock units.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by security holders (1)	626,440	$49.77	864,722
Equity compensation plans not approved by security holders	0	$0	0

Total	626,440	$49.77	864,722

(1)	The equity compensation plans previously approved by the company’s shareholders (the Prior Plans) are the 1997 Stock Option and Incentive Plan, the 2003 Stock Option and Incentive Plan and the Retirement Plan for Non-Employee Directors.

(2)	Between December 31, 2011 and February 20, 2012, additional awards representing 20,000 shares were made under these plans. Effective February 20, 2012, no further awards will be made under these plans unless the 2012 Incentive Plan is not approved.

Your Board of Directors unanimously recommends that you vote “FOR” Proposal No. 3.

PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are again providing shareholders an advisory vote to approve the compensation of our named executive officers, also known as a “say-on-pay” proposal. The Board has determined to hold these votes annually. The advisory vote is a non-binding vote on the compensation of our named executive officers as described in this proxy statement in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the company’s accompanying narrative disclosure.

At our 2011 Annual Meeting, more than 99% of the votes cast on our say-on-pay proposal were voted in favor of the proposal. Our Compensation Committee considered the results of this vote and concluded that its pay for performance philosophy is supported by shareholders and that no specific changes to its executive compensation program were warranted.

As discussed in more detail below, in 2011 we achieved solid financial results in the face of a continued challenging environment for commercial real estate. We also completed the largest acquisition in the company’s history, positioning us for future growth. Although our senior management demonstrated their leadership during 2011, we believe our 2011 compensation for our executive officers continued to be conservative relative to our peers. Based on the management’s 2011 achievements and our conservative compensation practices, your Board recommends that you again vote to approve our compensation program for executive officers.

The Compensation Committee’s goal for our executive compensation program is to hire, retain and motivate our senior management to achieve solid financial results and create long-term shareholder value. We believe that our compensation programs have been effective in helping the company move towards its financial and operational goals during a difficult economic period. For fiscal 2011, net income increased 33.9% over 2010 and FFO per share was 20.9% higher than 2010. The company also reduced its cost of capital during the year while maintaining a conservative financial profile. In addition, by year-end, management grew the company’s portfolio of properties by 25%, completing property acquisitions in 2011 totaling 5.6 million square feet that position the company for future growth.

Even with solid 2011 results, we believe our compensation practices have been conservative relative to our peers. Although management did not achieve its FAD target, in recognition of the company’s solid financial achievements in a difficult economic environment, the Compensation Committee determined to pay bonuses at the 80% level. To help retain and further align management and shareholder interests, bonuses were paid a portion in cash and the remainder in restricted stock units that vest over a six year period. In addition, after holding base salaries for executives constant for several years, in March 2011 the Compensation Committee approved a 10% increase in base salaries for executive officers. The Compensation Committee also established a four-year equity incentive program for the period 2012 to 2015 that links rewards to senior management to the achievement of targeted increases in total shareholder return.

In summary, compensation actions in 2011 for executive officers included:

•

although the FAD target established in early 2011 for payment of bonuses was not achieved, based on management’s achievement of solid financial results and acquisitions positioning the company for future growth, the Compensation Committee exercised its discretion to pay bonuses for 2011 performance at approximately 80% of target amounts;

•

2011 bonuses for executive officers were paid a portion in cash and the remainder in restricted stock units that vest over a six year period to retain and further align management with shareholder interests;

•

in March 2011, base salaries for executive officers were increased 10% after having been frozen since 2006 for Mr. Russell, since 2007 levels for Messrs. Petersen and Stokx and since 2008 for Ms. Hawthorne;

•	no stock options were awarded to executive officers during 2011;

•

the Compensation Committee established a new long-term equity incentive program for senior management, including executive officers, that links awards of restricted stock units to achieving targeted levels of NAV increases during the four year period 2012 through 2015; and

•	the company did not generally provide any perquisites, tax reimbursements or change-in-control benefits to named executive officers that are not available to other employees.

We believe our compensation program for executive officers will help to continue to drive improved company performance even if economic conditions remain challenging. We also believe these programs helped drive 2011 performance. Accordingly, the Board recommends that shareholders approve the compensation of the company’s named executive officers as disclosed pursuant to the SEC’s compensation rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables in this proxy statement.

The vote on our executive compensation programs is advisory and nonbinding on the company. However, the Compensation Committee, which is responsible for designing and administering the company’s executive compensation program, values the opinions expressed by the company’s shareholders and will consider the outcome of the vote when making future compensation decisions.

Your Board of Directors unanimously recommends that you vote “FOR” Proposal No. 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Approval Policies and Procedures. With respect to transactions involving our directors, our Director Code of Ethics provides for review by the Board of related party transactions that might present a possible conflict of interest. The Nominating/Corporate Governance Committee of the Board reviews related party transactions involving Board members pursuant to the Directors’ Code of Ethics. Directors are requested to submit information in advance to the Nominating/Corporate Governance Committee. The Committee considers the matters submitted to it and makes a recommendation to the Board with respect to any action to be taken. The director with an actual, potential or apparent conflict of interest does not participate in the decision-making process related to the transaction.

Our executive officers are subject to our company-wide Business Conduct Standards (“BCS”). Under the BCS, executive officers are required to discuss and seek pre-approval of the Chief Executive Officer of any potential conflicts of interest. In addition, the Audit Committee reviews, on an ongoing basis, related party transactions involving our executive officers and directors or Public Storage that may require Board pre-approval under applicable law or may be required to be disclosed in our financial statements.

Relationship with Public Storage. The properties in which the company has an equity interest are generally owned by the Operating Partnership. As of March 1, 2012, the company owned approximately 76.8% of the Operating Partnership’s common partnership units. The remaining common partnership units were owned by Public Storage. The 7,305,355 units of limited partnership interest in the Operating Partnership held by Public Storage and affiliated partnerships are redeemable (pursuant to the terms of the agreement of limited partnership of PS Business Parks, L.P.) by the holder for cash or, at the company’s election, for shares of the company’s common stock on a one-for-one basis. Upon conversion of the units to common stock of the company, Public Storage and its affiliated partnerships would own 41.6% of the common stock (based upon the common stock outstanding at March 1, 2012 and assuming such conversion).

Management Agreement with Affiliates. The Operating Partnership operates industrial, retail and office facilities for Public Storage and partnerships and joint ventures of which Public Storage is a general partner or joint venturer (“Affiliated Entities”) pursuant to a management agreement under which Public Storage and the Affiliated Entities pay to the Operating Partnership a fee of 5% of the gross revenues of the facilities operated for Public Storage and the Affiliated Entities. During 2011, Public Storage and the Affiliated Entities paid fees of $684,000 to the Operating Partnership pursuant to that management agreement. As to facilities directly owned by Public Storage, the management agreement has a seven-year term with the term being automatically extended for one year on each anniversary date (thereby maintaining a seven-year term) unless either party (Public Storage or the Operating Partnership) notifies the other that the management agreement is not being extended, in which case it expires, as to such facilities, on the first anniversary of its then scheduled expiration date. As to facilities owned by the Affiliated Entities, the management agreement may be terminated as to such facilities upon 60 days’ notice by Public Storage (on behalf of the Affiliated Entity) and upon seven years’ notice by the Operating Partnership.

Public Storage also provides property management services for the self-storage component of two assets owned by the company. These self-storage facilities, located in Palm Beach County, Florida, operate under the “Public Storage” name. Under the property management contracts, Public Storage is compensated based on a percentage of the gross revenues of the facilities managed. Under the supervision of the company, Public Storage coordinates rental policies, rent collections, marketing activities, the purchase of equipment and supplies, maintenance activities and the selection and engagement of vendors, suppliers and independent contractors. In addition, Public Storage assists and advises the Company in establishing policies for the hire, discharge and supervision of employees for the operation of these facilities, including on-site managers, assistant managers and associate managers. Both the company and Public Storage can cancel the property management contract upon 60 days’ notice. Management fee expenses under the contract were approximately $52,000 for the year ended December 31, 2011.

Public Storage also owns and licenses the PS Business Parks name and logo to the company under a royalty-free license that may be terminated upon six-month’s notice to the company.

Cost Sharing Arrangements with Affiliates. Under a cost sharing and administration services agreement, PS Business Parks shares the cost of certain administrative services with Public Storage and its affiliates. During 2011, we paid costs totaling $442,000.

Loan from Affiliate. On February 9, 2011, the company entered into an agreement with Public Storage to borrow $121.0 million with a maturity date of August 9, 2011 at an interest rate of LIBOR plus 0.85%. The company repaid, in full, the note payable to Public Storage upon maturity. Interest expense under this note payable was $664,000 for the year ended December 31, 2011.

Board Members. Ronald L. Havner, Jr., Chairman of the Board, is also Chairman of the Board, Chief Executive Officer and President of Public Storage. Gary E. Pruitt, a director, is also a member of the Public Storage Board of Trustees.

ANNUAL REPORT ON FORM 10-K

On February 27, 2012, we filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with the SEC, together with applicable financial statements. A copy of the Annual Report on Form 10-K with certain exhibits is included in the 2011 Annual Report mailed to shareholders together with this proxy statement. The Annual Report on Form 10-K may also be found on our website, www.psbusinessparks.com. The company will furnish without charge upon written request of any shareholder another copy of the 2011 Form 10-K, including financial statements and any schedules. Upon written request and payment of a copying charge of 20 cents per page, the company will also furnish to any shareholder a copy of the exhibits to the Annual Report. Requests should be addressed to: Edward A. Stokx, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349.

DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR

CONSIDERATION AT 2013 ANNUAL MEETING

Any proposal that a shareholder wishes to submit for inclusion in the company’s Proxy Statement for the 2013 Annual Meeting of Shareholders (“2013 Proxy Statement”) pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the company no later than December 3, 2012. In addition, notice of any proposal that a shareholder wishes to propose for consideration at the 2013 Annual Meeting of Shareholders (including nominations for director), but does not seek to include in the company’s 2013 Proxy Statement pursuant to Rule 14a-8, must be delivered to the company no later than February 16, 2013 if the proposing shareholder wishes for the company to describe the nature of the proposal in its 2013 Proxy Statement as a condition to exercising its discretionary authority to vote proxies on the proposal. Any shareholder proposals or notices submitted to the company in connection with the 2013 Annual Meeting of Shareholders should be addressed to: Edward A. Stokx, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349.

OTHER MATTERS

The management of the company does not currently intend to bring any other matter before the meeting and knows of no other matters that are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment on such matters.

You are urged to vote the accompanying proxy and sign, date and return it in the enclosed pre-addressed postage-paid envelope at your earliest convenience, whether or not you currently plan to attend the meeting in person.

By	Order of the Board of Directors

Stephanie G. Heim, Vice President, Counsel & Assistant Secretary

Glendale, California

April 2, 2012

DIRECTIONS TO THE PS BUSINESS PARKS 2012 Annual Meeting

The PS Business Parks 2012 Annual Meeting is at the Hilton Glendale Hotel, 100 West Glenoaks Boulevard, Glendale, California 91202. The Hilton Glendale Hotel is off the 134 freeway and can be reached as follows:

From points north and south via Interstate 5 (I-5):

From the I-5 freeway, exit on the 134 freeway east to the Brand Blvd/Central Avenue exit. Turn left on Central Avenue and proceed to Glenoaks Boulevard. Turn right on Glenoaks Boulevard. The Hilton Glendale Hotel will be on the right-hand side.

From Los Angeles International Airport (LAX):

From LAX, take the 405 freeway north to the 101 freeway south to the 134 freeway east. Exit at Brand Blvd/Central Avenue and turn left on Central Avenue. Proceed to Glenoaks Boulevard and turn right. The Hilton Glendale Hotel will be on the right-hand side.

Note: Meeting attendees who park in the Hilton Glendale Hotel garage will receive validated parking at the annual meeting registration desk to permit them to park in the garage free of charge during the meeting.

APPENDIX A

PS BUSINESS PARKS, INC.

2012 EQUITY AND PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN

- i -

9.1. Right to Payment and Grant Price	17
9.2. Other Terms	17
9.3. Term	17
9.4. Transferability of SARs	17
9.5. Family Transfers	17
10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS	18
10.1. Grant of Restricted Stock and Stock Units	18
10.2. Restrictions	18
10.3. Registration; Restricted Share Certificates	18
10.4. Rights of Holders of Restricted Stock	19
10.5. Rights of Holders of Stock Units	19
10.5.1. Voting and Dividend Rights	19
10.5.2. Creditor’s Rights	19
10.6. Termination of Service	20
10.7. Purchase of Restricted Stock and Shares of Stock Subject to Stock Units	20
10.8. Delivery of Shares of Stock	20
11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS	20
11.1. Unrestricted Stock Awards	20
11.2. Other Equity-Based Awards	21
12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK	21
12.1. General Rule	21
12.2. Surrender of Shares of Stock	21
12.3. Cashless Exercise	21
12.4. Other Forms of Payment	21
13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS	22
13.1. Dividend Equivalent Rights	22
13.2. Termination of Service	22
14. TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS	23
14.1. Grant of Performance-Based Awards	23
14.2. Structure of Performance-Based Awards	23
14.3. Earning of Performance-Based Awards	23
14.4. Form and Timing of Payment of Performance-Based Awards	23
14.5. Performance Conditions	23
14.6. Performance-Based Awards Granted to Designated Covered Employees	24
14.6.1. Performance Goals Generally	24
14.6.2. Timing For Establishing Performance Goals	24
14.6.3. Payment of Awards; Other Terms	24
14.6.4. Performance Measures	25
14.6.5. Evaluation of Performance	25
14.6.6. Adjustment of Performance-Based Compensation	26
14.6.7. Committee Discretion	26
14.7. Status of Awards Under Code Section 162(m)	26

- ii -

15. PARACHUTE LIMITATIONS	26
16. REQUIREMENTS OF LAW	27
16.1. General	27
16.2. Rule 16b-3	28
17. EFFECT OF CHANGES IN CAPITALIZATION	28
17.1. Changes in Stock	28
17.2. Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control	29
17.3. Change in Control in which Awards are not Assumed	29
17.4. Change in Control in which Awards are Assumed	30
17.5. Adjustments	31
17.6. No Limitations on Company	31
18. GENERAL PROVISIONS	31
18.1. Disclaimer of Rights	31
18.2. Nonexclusivity of the Plan	32
18.3. Withholding Taxes	32
18.4. Captions	33
18.5. Construction	33
18.6. Other Provisions	33
18.7. Number and Gender	33
18.8. Severability	33
18.9. Governing Law	33
18.10. Section 409A of the Code	33

- iii -

PS BUSINESS PARKS, INC.

2012 EQUITY AND PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN

PS Business Parks, Inc., a California corporation (the “Company”), sets forth herein the terms of its 2012 Equity and Performance-Based Incentive Compensation Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3 “Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award or cash.

2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6 “Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.9 “Change in Control” means

(a) the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company with one or more entities (other than Public Storage or its affiliates) in which the Company is not the surviving entity;

(b) a sale of substantially all of the assets of the Company to another entity (other than Public Storage or its affiliates);

(c) a merger in which the Company is the surviving corporation but after which the Company’s stockholders immediately prior to such merger cease to own their shares or other equity interest in the Company (other than a merger with Public Storage or its affiliates);

(d) the acquisition, sale or transfer of more than 50% of the Company’s outstanding shares by tender offer or similar transaction (other than by or to Public Storage or its affiliates); or

(e) any other transaction that the Board specifies constitutes a Change of Control, in its sole discretion.

2.10 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

2.11 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.12 “Company” means PS Business Parks, Inc., a California corporation.

2.13 “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.14 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.

2.15 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16 “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.17 “Effective Date” means February 20, 2012, the date on which the Plan was approved by the Board of Directors.

2.18 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.20 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock on such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.20 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.21 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.22 “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.23 “Grantee” means a person who receives or holds an Award under the Plan.

2.24 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.25 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.27 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.28 “Other Agreement” shall have the meaning set forth in Section 15.

2.29 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.30 “Outside Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.31 “Parachute Payment” shall have the meaning set forth in Section 15(a).

2.32 “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.33 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.34 “Performance Measures” means measures as specified in Section 14 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s shareholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.35 “Performance Period” means the period of time of up to ten (10) years during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.36 “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period.

2.37 “Plan” means this PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation Plan, as amended from time to time.

2.38 “Prior Plans” means the PS Business Parks, Inc. 1997 Stock Option and Incentive Plan, the PS Business Parks, Inc. 2003 Stock Option and Incentive Plan and the PS Business Parks, Inc. Retirement Plan for Non-Employee Directors.

2.39 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.40 “Restricted Period” shall have the meaning set forth in Section 10.2.

2.41 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.42 “SAR Price” shall have the meaning set forth in Section 9.1.

2.43 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.44 “Service” means service qualifying the Grantee as a Service Provider in the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to qualify as a Service Provider in the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.45 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate.

2.46 “Stock” means the common stock, par value $0.01 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.47 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.48 “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.

2.49 “Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10.

2.50 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code section 409A.

2.51 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.52 “Ten Percent Shareholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.53 “Unrestricted Stock” shall have the meaning set forth in Section 11.

3.	ADMINISTRATION OF THE PLAN

3.1.	Committee.

3.1.1.	Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance Company’s articles of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2.	Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on the New York Stock Exchange, an “independent director” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual (or, in each case, any successor term or provision); provided, that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3.	Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, subject to the requirements of applicable law, which may administer the Plan with respect to Grantees who are not “executive officers” as defined in Rule 3b-7 under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on the New York Stock Exchange, the rules of the New York Stock Exchange.

3.2.	Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s articles of incorporation and bylaws and Applicable Laws.

3.3.	Terms of Awards.

3.3.1.	Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a) designate Grantees;

(b) determine the type or types of Awards to be made to a Grantee;

(c) determine the number of shares of Stock to be subject to an Award;

(d) establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e) prescribe the form of each Award Agreement evidencing an Award; and

(f) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair the Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2.	Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, (e) Company policy or procedure, (f) other agreement or (g) any other obligation of such Grantee to the Company or any Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or any Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment under circumstances set forth in such law, rule or regulation.

3.4.	No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5.	Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6.	No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7.	Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Number of Shares of Stock Available for Awards.

(a) Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17, the maximum number of shares of Stock available for issuance under the Plan shall be equal to the sum of (x) 1,000,000 shares of Stock plus (y) the number of shares of Stock available for future awards under the Prior Plans as of the date of shareholder approval of the Plan plus (z) the number of shares of Stock related to awards outstanding under the Prior Plans as of the date of shareholder approval of the Plan which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares.

(b) The maximum number of shares of Stock available for issuance pursuant to Incentive Stock Options shall be the same as the maximum number of shares available for issuance under the Plan pursuant to Section 4.1(a).

(c) Shares of Stock to be issued under the Plan shall be authorized but unissued shares, or, to the extent permitted by Applicable Laws, shares of treasury stock or issued shares that have been reacquired by the Company.

4.2.	Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1(a) shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3.	Share Usage.

(a) Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b) Any shares of Stock that are subject to Awards shall be counted against the share issuance limit set forth in Section 4.1(a) as one (1) share of Stock for every one (1) share of Stock subject to an Award. With respect to SARs, the number of shares subject to an award of SARs will be counted against the aggregate number of shares of Stock available for issuance under the Plan regardless of the number of shares actually issued to settle the SAR upon exercise. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1(a) as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.

(c) Notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b), any shares of Stock subject to Awards under the Plan or under a Prior Plan which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1, provided that any shares covered by an award granted under a Prior Plan will again be available for making Awards under the Plan in the same ratio as Awards under Section 4.1.

(d) The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.	EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1.	Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect. Following the date of stockholder approval of the Plan, no awards shall be made under the Prior Plans. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, including performance-based awards, which are made under the Prior Plans prior to the date of stockholder approval of the Plan may be issued and delivered following the date of stockholder approval of the Plan to settle such awards.

5.2.	Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3.	Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider (including any employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate) as the Committee shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2.	Limitation on Shares of Stock Subject to Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

(a) the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is 250,000 shares;

(b) the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is 250,000 shares;

(c) the maximum amount that may be paid as a cash-settled Performance-Based Award for a performance period of twelve (12) months or less to any person eligible for an Award shall be $2,500,000.

(d) In the event a Performance Period is greater than twelve-months, then the maximum award that may be paid to a participant under the Plan with respect to the Performance Period will be an amount that bears the same relationship to the new period of time as the foregoing amounts bear to a twelve-month Performance Period.

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3.	Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or any Affiliate, or (c) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or any Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that the Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option, other than Options granted to persons who are not entitled to overtime under applicable state or federal laws, will vest or be exercisable within a six-month period starting on the Grant Date.

8.3.	Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.	Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6.	Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7.	Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8.	Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9.	Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. No Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.	Family Transfers

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.	Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2.	Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3.	Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4.	Transferability of SARs.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. No SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.	Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1.	Grant of Restricted Stock and Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2.	Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Award and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance goals, which may be applicable to all or any portion of such Award as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3.	Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4.	Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5.	Rights of Holders of Stock Units.

10.5.1.	Voting and Dividend Rights.

Holders of Stock Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

10.5.2.	Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7.	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8.	Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including but not limited to any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1.	Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2.	Other Equity-Based Awards.

The Committee may, in its sole discretion, grant awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.	General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for shares of Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.	Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3.	Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4.	Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service to the Company or any Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.	Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2.	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1.	Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2.	Structure of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the number of shares of Stock or value subject to a Performance-Based Award that will be paid out to the Grantee thereof as described in Section 14.6.3.

14.3.	Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period as determined by the Committee.

14.4.	Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5.	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6.	Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1.	Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2.	Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3.	Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

14.6.4.	Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(1)	funds available for distribution (FAD);

(2)	total shareholder return or stock price;

(3)	net asset value (NAV);

(4)	revenue, revenue growth, or rate of revenue growth or net operating income;

(5)	funds from operations (FFO);

(6)	intrinsic business value;

(7)	implementation or completion of critical or strategic projects, acquisitions, dispositions, joint ventures, development or processes;

(8)	return on invested capital;

(9)	rental income, transaction costs, occupancy or geographic business expansion;

(10)	customer or employee satisfaction or human resources management;

(11)	operations, cost targets, reductions and savings, productivity and efficiencies, legal matters or information technology,

(12)	compliance, financial controls and savings, investor relations, or staffing; and

(13)	any combination of the foregoing criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (b) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5.	Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6.	Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7.	Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7.	Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the

Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment or benefit under the Plan shall be reduced or eliminated:

(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.	REQUIREMENTS OF LAW

16.1.	General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1.	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3.	Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a) in each case, with the exception of Performance-Based Awards,

(i) all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days; or

(ii) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, Dividend Equivalent Rights and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto) equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b) No Performance-Based Award shall vest, partially or fully, in connection with a Change in Control unless the performance conditions for such award has been satisfied.

(c) Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders. Notwithstanding the foregoing, a majority of the Board may determine that a Change in Control shall not trigger application of the provisions of this Section 17.3.

17.4.	Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other-Equity Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards for the substitution for such Options, SARs, Restricted Stock, Stock Units and Dividend Equivalent Rights of new common stock options, stock appreciation rights, restricted stock, common restricted stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or any Affiliate is involuntarily terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5.	Adjustments.

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the applicable Award Agreements, in another agreement with the Grantee, or otherwise in writing. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event that is not a Change in Control.

17.6.	No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.	GENERAL PROVISIONS

18.1.	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares of Stock. Notwithstanding Section 2.20 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable withholding rate.

18.4.	Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.	Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6.	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7.	Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9.	Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10.	Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

* * *

PROXY/INSTRUCTION CARD PS BUSINESS PARKS, INC.

701 Western Avenue Glendale, California 91201-2349

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and proxy card are available at www.psbusinessparks.com/2012/proxy.html.

This Proxy/Instruction Card is Solicited on Behalf of the Board of Directors

The undersigned, a record holder of Common Stock of PS Business Parks, Inc. and/or a participant in the PS 401(k)/Profit Sharing Plan (the “401(k) Plan”), hereby (i) appoints Ronald L. Havner, Jr. and Joseph D. Russell, Jr., or either of them, with power of substitution, as Proxies, to appear and vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on March 9, 2012, at the Annual Meeting of Shareholders to be held on April 30, 2012, (the “Annual Meeting”), and any adjournments thereof, and/or (ii) authorizes and directs the trustee of the 401(k) Plan (the “Trustee”) to vote or execute proxies to vote, as instructed on the reverse side, all the shares of Common Stock credited to the undersigned’s account under the 401(k) Plan on March 9, 2012, at the Annual Meeting and any adjournments thereof. In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

THE PROXIES AND/OR THE TRUSTEE WILL VOTE ALL SHARES OF COMMON STOCK TO WHICH THIS PROXY/INSTRUCTION CARD RELATES, IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK HELD OF RECORD BY THE UNDERSIGNED, THE PROXIES WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE AND IN FAVOR OF PROPOSALS 2, 3 AND 4. IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK CREDITED TO THE UNDERSIGNED’S ACCOUNT UNDER THE 401(k) PLAN, THE TRUSTEE WILL VOTE SUCH COMMON STOCK IN THE SAME PROPORTION AS SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED, UNLESS REQUIRED BY LAW TO EXERCISE DISCRETION IN VOTING SUCH SHARES.

401(k) Plan Participants—The undersigned, deemed a named fiduciary for voting purposes, hereby directs Wells Fargo Bank, N.A. as Trustee for the 401(k) Plan to vote all Common Shares allocated to my account as of March 9, 2012. I understand that I am to mail this confidential voting instruction card to American Stock Transfer & Trust Co. (“AST”), acting as tabulation agent and that my instructions must be received by AST no later than 9:00 a.m., Central Time, on April 26, 2011. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares in my account will be voted in accordance with the terms of the 401(k) Plan document.

(continued and to be signed on reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ? The Board of Directors recommends a vote FOR all the listed nominees and FOR Proposals 2 and 3 and 4.

1. Election of Directors

FOR

WITHHELD

NOMINEES:

ALL

AUTHORITY FOR °

Ronald L. Havner, Jr. ?

NOMINEES

??ALL NOMINEES °

Joseph D. Russell, Jr. ?

FOR ALL EXCEPT (see instructions below) °

Jennifer Holden Dunbar °

James H. Kropp °

Sara Grootwassink Lewis °

Michael V. McGee °

Gary E. Pruitt

Peter Schultz

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ?

2. Ratification of appointment of Ernst & Young LLP, independent registered public accountants, to audit the accounts of PS Business Parks, Inc. for the fiscal year ending December 31, 2012.

? FOR ? AGAINST ? ABSTAIN

3. Approve PS Business Parks, Inc. 2012 Equity and Performance-Based Incentive Compensation an.

? FOR ? AGAINST ? ABSTAIN

4. Advisory vote to approve executive compensation. ?? FOR ? AGAINST ? ABSTAIN

5. Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ? The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 2, 2012.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15th AVENUE, BROOKLYN, NEW YORK 10038.

Signature of Shareholder Date Signature of Shareholder Date

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Plan.